[front cover]

November 30, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

International Growth
International Discovery
Emerging Markets
Global Growth

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

               INTERNATIONAL GROWTH
               (TWIEX)
-------------------------------------------------------------------------------
               INTERNATIONAL DISCOVERY
               (TWEGX)
-------------------------------------------------------------------------------
               EMERGING MARKETS
               (TWMIX)
-------------------------------------------------------------------------------
               GLOBAL GROWTH
               (TWGGX)
-------------------------------------------------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Investing with American Century Brokerage
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Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The twelve months ended November 30, 1999, was an outstanding period for
American Century's global and international equity funds. Recovery in many parts of Asia and strengthening in the more-established markets of Europe provided a wealth of exciting opportunities for American Century's quartet of international stock funds. Three of the four produced returns in excess of 60%. Our disciplined focus on earnings growth continued to direct our investment teams toward the markets and individual companies demonstrating the fastest and most sustainable growth.

     While we are very pleased with our funds' performance, we wish to stress that results like these are the exception, rather than the norm, and are not indefinitely sustainable. It is important to remember that international investing can involve significant volatility, and that market corrections are an inevitable, even necessary part of the investment process. For that reason, it is wise to maintain reasonable expectations for your funds' future performance.

     American Century introduced International Discovery Fund in 1994. Since then, the fund has built an enviable record by investing primarily in smaller overseas companies that are experiencing sharp growth. To enable the fund to maintain its emphasis on smaller growth companies, we will be closing
International Discovery to new investors on January 28, 2000. We will continue to accept investments into existing accounts after that date.

     We are also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." We do
not take this recognition lightly; it is acknowledgement like this that enables us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and one that is essential in our effort to provide you, our shareholders, with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

INTERNATIONAL GROWTH

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION
   Independent Auditors' Report ...........................................   59
   Share Class and Retirement Account Information .........................   60
   Background Information

                                                  www.americancentury.com     1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* This was a remarkable year for international markets, but it was far from easy. There were some very dramatic shifts of investment capital.

* Capital flooded out of large European growth stocks and into Japanese and
  Asian economically sensitive companies.

* Emerging markets saw a tremendous comeback as developing economies stabilized and moved forward after a rough 1998.

* In Europe and Asia, entrepreneurialism is having a profound effect, spurred by an American-style equity culture that is taking hold in both regions.

INTERNATIONAL GROWTH

* International Growth posted a strong gain for the year, more than twice that of the fund's benchmark.

* The fund's best contributors were companies involved in information technology, particularly wireless and other telecommunications services. A move into Japanese stocks during the second half of the period also helped the fund outperform its benchmark and the majority of its peers.

* Positions in food and beverage companies dampened performance, and the fund's financial services stocks were slowed by interest rate increases in the United
  States.

INTERNATIONAL DISCOVERY

* International Discovery had one of its best years ever, rewarding investors with a gain that was more than three times that of its benchmark.

* One factor behind the fund's strong gain was its focus on technology- oriented firms, many of them in telecommunications fields. Those investments helped the fund gain slightly more than 42% from June through November.

EMERGING MARKETS

* The fund handily outpaced both its benchmark index and peer group this year.
  Since its inception on September 30, 1997, Emerging Markets has performed well in both good markets and bad.

* This year, the fund had extensive exposure to technology and telecommunications, and to basic industries.

* The rise in commodity prices has improved the prospects for many commodity producers, while the demand for computer systems and products, Internet services, and cellular communications has helped the technology and telecom areas.

GLOBAL GROWTH

* Global Growth dramatically outperformed the 19.76% gain posted by its benchmark, the Morgan Stanley Capital International World Free Index, and
  ranked among the top 7% of global funds tracked by Lipper.*

* The fund's strong performance was the result of our bottom-up approach, which focuses on selecting fast- growing companies worldwide.

* The United States, Japan and the United Kingdom represented Global Growth's largest country weightings. In the United States, Internet companies and selected biotech firms added significantly to performance. In Europe and
  Japan, the fund's stake in fast-growing telephone and information service-related companies boosted returns.

*Standardized ranking information is provided on page 30.

[left margin]
                          INTERNATIONAL GROWTH(1)
                                    (TWIEX)
       TOTAL RETURNS:                                     AS OF 11/30/99
          6 Months                                             33.81%(2)
          1 Year                                                  43.22%
       INCEPTION DATE:                                            5/9/91
       NET ASSETS:                                       $3.9 billion(3)

                          INTERNATIONAL DISCOVERY(1)
                                    (TWEGX)
       TOTAL RETURNS:                                     AS OF 11/30/99
          6 Months                                             42.06%(2)
          1 Year                                                  65.12%
       INCEPTION DATE:                                            4/1/94
       NET ASSETS:                                       $1.6 billion(3)

                              EMERGING MARKETS(1)
                                    (TWMIX)
       TOTAL RETURNS:                                     AS OF 11/30/99
          6 Months                                             29.79%(2)
          1 Year                                                  61.03%
       INCEPTION DATE:                                           9/30/97
       NET ASSETS:                                      $99.0 million(3)

                               GLOBAL GROWTH(1)
                                    (TWGGX)
       TOTAL RETURNS:                                     AS OF 11/30/99
          6 Months                                             40.47%(2)
          Since Inception                                         66.60%
       INCEPTION DATE:                                           12/1/98
       NET ASSETS:                                     $233.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 63-64.

2      1-800-345-2021

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, Chief Investment Officer of international investments at
American Century

A YEAR OF OUTSTANDING RETURNS

     This was a remarkable year for international markets. Our team has been involved in global markets for many years, but we have rarely seen a year with so many powerful and positive changes.

     Yet the year was far from easy. It also contained some very dramatic shifts of investment capital. Early in the year, when Asia began to recover, capital flooded out of large European growth stocks and into Japanese and Asian economically sensitive companies. At the same time, the Japanese yen appreciated dramatically at the expense of the euro and U.S. dollar. As the year progressed, investors turned to the big growth opportunities now available from the revolution taking place in global telecommunications and Internet usage. This helped fuel strong gains in growth stocks globally, including the emerging markets where we saw an impressive turnaround.

POSITIVE CHANGES AROUND THE GLOBE

     U.S.-style capitalism, specifically the restructuring that swept the United
States in the 1980s and '90s, has fostered a similar transformation in Europe.
Merger and acquisition activity is at record levels and is transforming the corporate landscape in a significant way. Shareholder value and corporate governance have become focal points. Privatizations and labor and pension reforms are moving ahead, paving the way for more efficient and competitive economies and corporations. In Euroland and the U.K., corporations are realizing that not only must they compete in the global marketplace to sell their goods and services, but also for capital and human talent.

     Japan is becoming reform-minded as well, though for now changes there are likely to be more gradual. Nevertheless, deregulation and the breakdown of cross-owner relationships among the Keiretsu, the large conglomerates that dominate the Japanese economy, are driving change. Entrepreneurs are also gaining in importance as the changing economy opens up new
opportunities--witness the recent introduction of MOTHERS, a stock exchange for small Japanese companies.

     In emerging markets, developing economies stabilized and moved forward after a rough 1998. Reforms and privatizations are at the forefront there as well. Technology and telecommunications are transforming many economies as governments step aside and allow industry to leapfrog into the most advanced infrastructure.

GOING FORWARD

     We believe deregulation and the success of U.S.-style capitalism will very likely continue to drive Europe and Asia's transformation, with Internet and
e-commerce acting as major catalysts. These trends are currently creating an unprecedented number of investment opportunities globally, and should they continue, will have a profound impact on corporations and investors alike.

     Whatever the market environment, we are confident our earnings growth discipline will continue to generate competitive returns.

[right margin]

"WE BELIEVE DEREGULATION AND THE SUCCESS OF U.S.-STYLE CAPITALISM WILL VERY
LIKELY CONTINUE TO DRIVE EUROPE AND ASIA'S TRANSFORMATION, WITH INTERNET AND
E-COMMERCE ACTING AS MAJOR CATALYSTS."

MARKET RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1999

MSCI EUROPE                             9.72%
MSCI FAR EAST                          57.25%
MSCI EMERGING LATIN AMERICA            30.75%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED NOVEMBER 30, 1999

[data shown in line chart]

                    MSCI Emerging
                    Latin America      MSCI Europe Index    MSCI Far East Index
11/30/1998              $1.00                $1.00                $1.00
12/31/1998              $0.92                $1.04                $1.03
1/31/1999               $0.82                $1.04                $1.03
2/28/1999               $0.87                $1.01                $1.01
3/31/1999               $1.07                $1.02                $1.15
4/30/1999               $1.22                $1.05                $1.22
5/31/1999               $1.18                $1.00                $1.16
6/30/1999               $1.23                $1.02                $1.27
7/31/1999               $1.14                $1.03                $1.37
8/31/1999               $1.10                $1.04                $1.37
9/30/1999               $1.13                $1.03                $1.44
10/31/1999              $1.16                $1.07                $1.50
11/30/1999              $1.31                $1.10                $1.57

Value on 11/30/99
MSCI Emerging Latin America     $1.31
MSCI Europe Index               $1.10
MSCI Far East Index             $1.57

                                                 www.americancentury.com      3

International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                         INVESTOR CLASS           ADVISOR CLASS            INSTITUTIONAL CLASS
                       (INCEPTION 5/9/91)      (INCEPTION 10/2/96)        (INCEPTION 11/20/97)

                     INTERNATIONAL             INTERNATIONAL             INTERNATIONAL
                        GROWTH     MSCI EAFE      GROWTH     MSCI EAFE      GROWTH      MSCI EAFE

6 MONTHS(1)             33.81%        16.43%      33.64%        16.43%      33.98%         16.43%
1 YEAR                  43.22%        21.10%      42.86%        21.10%      43.40%         21.10%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                 25.43%        11.99%      25.22%        11.99%          --             --
5 YEARS                 19.47%        11.05%          --            --          --             --
LIFE OF FUND            17.19%      9.47%(2)      25.24%     12.33%(3)      28.88%      18.75%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/99
International Growth    $38,898
MSCI EAFE               $21,762

$10,000 investment made 5/9/91

[data shown in mountain chart]

                 International         MSCI EAFE
Date             Growth Value            Value
5/9/1991            $10,000             $10,000
6/30/1991            $9,784              $9,362
9/30/1991           $10,431             $10,164
12/31/1991          $11,014             $10,335
3/31/1992           $11,642              $9,108
6/30/1992           $12,348              $9,300
9/30/1992           $11,838              $9,441
12/31/1992          $11,547              $9,077
3/31/1993           $12,541             $10,165
6/30/1993           $13,069             $11,187
9/30/1993           $13,921             $11,929
12/31/1993          $16,472             $12,032
3/31/1994           $15,872             $12,453
6/30/1994           $16,086             $13,089
9/30/1994           $16,664             $13,102
12/31/1994          $15,687             $12,969
3/31/1995           $15,170             $13,210
6/30/1995           $16,048             $13,306
9/30/1995           $16,905             $13,861
12/31/1995          $17,552             $14,422
3/31/1996           $17,958             $14,839
6/30/1996           $18,815             $15,074
9/30/1996           $18,860             $15,054
12/31/1996          $20,084             $15,293
3/31/1997           $21,194             $15,053
6/30/1997           $24,070             $17,007
9/30/1997           $24,978             $16,888
12/31/1997          $24,044             $15,566
3/31/1998           $28,360             $17,856
6/30/1998           $30,268             $18,045
9/30/1998           $24,838             $15,481
12/31/1998          $28,616             $18,679
3/31/1999           $28,976             $18,939
6/30/1999           $30,648             $19,420
9/30/1999           $31,755             $20,272
11/30/1999          $38,898             $21,762

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI
EAFE Index is provided for comparison in each graph. Index performance is based on returns since 4/30/91, the date nearest the class's inception for which data are available. International Growth's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor
Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)

[data shown in bar chart]

                   International        MSCI EAFE Index
Date               Growth Return             Return
11/30/1991              2.50%                -2.74%
11/30/1992              8.77%                -8.11%
11/30/1993             31.04%                24.27%
11/30/1994              7.28%                14.84%
11/30/1995              5.93%                 7.57%
11/30/1996             16.35%                11.76%
11/30/1997             18.12%                -0.40%
11/30/1998             16.74%                16.45%
11/30/1999             43.22%                21.10%

* From 5/31/91 to 11/30/91.

4      1-800-345-2021

International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the International Growth team.

HOW DID INTERNATIONAL GROWTH PERFORM FOR THE 12 MONTHS ENDED NOVEMBER 30, 1999?

     International Growth gained 43.22%, far above the 21.10% increase posted by its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE).(1)
The fund also outperformed the majority of its peers. The average international fund tracked by Lipper Inc. gained 29.00% for the period. International Growth's one-year results placed it in the top 14th percentile of its peer group (84th out of 604 international funds), according to Lipper.(2)

     Our results for the second half of the year were especially strong. The fund gained 33.81% from June through November, more than twice the 16.43%
increase posted by the EAFE Index. In November alone, International Growth was up 15.32%, while its benchmark rose 3.47%.

     We're pleased with these short-term returns, but our overarching goal is to provide you with solid performance over time. Those investors who have been invested in International Growth for the last five years have received an average annual return of 19.47%. The average annual return for the EAFE Index for the same period is 11.05%. According to Lipper, International Growth's
five-year results place it in the top 4th percentile (8th out of 222 international funds).

WHAT FACTORS HELPED INTERNATIONAL GROWTH POST SUCH A LARGE GAIN?

     We think the credit goes to an investment process that enables our team to focus on fast-growing successful companies, wherever they may be. We combine earnings information from our proprietary database with extensive company analysis, including management interviews and industry research. We believe this helps us put together a portfolio of strong, growing companies.

     We found a number of such opportunities in Europe and Japan where wireless telephone and information service-related companies performed very well. These sectors are benefiting from the explosion of cellular phone usage and expansion of the Internet. This was a major factor behind our higher weighting in Japanese stocks. When we closed the fund's November books, Japanese companies accounted for nearly 27% of investments--our largest single-country weighting--and those holdings contributed most to performance. International Growth is still predominantly invested in Europe, with almost 60% of assets spread across 13
European countries. England and France lead the list.

     In our last report to you, we described the cautious approach we were taking in Japan. At the time, too many restructuring announcements coming from
Japanese companies appeared to be more bark than bite. The situation is about the same today, but there are a number of firms in our portfolio that are actively tackling their problems. There are also signs that a quiet

(1) All fund returns referenced in this interview are for Investor Class shares.

(2) Lipper rankings are based on average annual total returns.

[right margin]

"WE'RE PLEASED WITH THESE SHORT-TERM RETURNS, BUT OUR OVERARCHING GOAL IS TO
PROVIDE YOU WITH SOLID PERFORMANCE OVER TIME. THOSE INVESTORS WHO HAVE BEEN
INVESTED IN INTERNATIONAL GROWTH FOR THE LAST FIVE YEARS HAVE RECEIVED AN
AVERAGE ANNUAL RETURN OF 19.47%."

PORTFOLIO AT A GLANCE
                              11/30/99          11/30/98
NO. OF COMPANIES                137               155
MEDIAN MARKET                  $13.4             $6.31
 CAPITALIZATION               BILLION            BILLION
PORTFOLIO TURNOVER             117%               190%
EXPENSE RATIO (FOR
 INVESTOR CLASS)              1.27%              1.33%

Investment terms are defined in the Glossary on pages 63-64.

                                                  www.americancentury.com     5

International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

"corporate revolution" is underway in the world's second-largest economy. A
"new Japan" is emerging.

YOU HAVE NEARLY 13% OF YOUR ASSETS IN FIRMS INVOLVED IN WIRELESS COMMUNICATIONS.
WHAT IS ATTRACTING YOU TO THESE COMPANIES?

     There is a revolution occurring worldwide in information technology, especially in wireless and other telecommunications services. In the United
States, cellular service is booming, but that doesn't come close to what's happening overseas. Across Europe and in Japan (and in many emerging economies), the portable phone has become the communications medium of choice.

     That theme is hinged to another--the Internet and the explosion of data riding the Web. We are in an age of information instancy. Cell-phone users around the world are now able to dial remote databases, to access email or scour the Internet for information from wherever they may be--in a car or walking through an airport. As a result, portable phones are fast becoming hand-held computers in every sense of the word. The marriage of the Internet and wireless communications is one of the major growth stories of the decade, and we're approaching it from several angles.

WHICH OF YOUR INVESTMENTS ILLUSTRATE SOME OF THOSE ANGLES?

     We can begin with our largest holding, Mannesmann. We've held a position in this German firm since 1994. Mannesmann's initial claim to fame was as a successful industrial firm making steel tubes, auto parts and machinery. Today, the company is focusing on telecommunications, and is Germany's largest wireless service provider.

     In electrical equipment, we own shares in Finland's Nokia, the world's biggest maker of cellular handsets, and now Europe's largest company in terms of market capitalization (the number of shares outstanding, multiplied by the share price). In September, Nokia introduced its first cellular phone with Wireless
Application Protocol (WAP) technology that lets users send emails or pull data from the Internet. Owning a market share of about 25%, Nokia could produce 68 million phones in 1999, including models that have become very popular with teen-agers (who have turned out to be tremendously active cell-phone users).

     There are 450 million cellular subscribers worldwide, a number Nokia expects to more than triple to over one billion by 2003. At that point, there will be more portable phones connected to the Internet than personal computers.
Nokia is an aggressive, smart company that has impressed investors with its ability to produce increasingly smarter handsets.

     NTT Mobile Communications Network, Inc. (sometimes referred to as NTT
DoCoMo), Japan's largest cellular operator, is also benefiting from this technology. The firm started its "i-mode" service in April 1999, and by the end of November 1999, the service had nearly 2.7 million users accessing email and Internet Web sites with their cellular phones.

WHAT ARE OTHER FIRMS THAT CONTRIBUTED TO INTERNATIONAL GROWTH'S STRONG
PERFORMANCE?

     Hennes & Mauritz AB, Sweden's largest clothing retailer, has been on a growth curve for years. We first purchased the company in 1997 and have owned it since. H&M has been a fine long-term performer--its shares have climbed
10-fold in the last five years.

     Another Swedish firm, Skandia Forsakrings AB, a leading provider of financial services and insurance, also has been a successful investment. The
Nordic region's largest insurer, Skandia

[left margin]

TOP TEN HOLDINGS
                                                    % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                              11/30/99            5/31/99
MANNESMANN AG                                   3.5%                2.9%
SOFTBANK CORP.                                  2.9%                 --
SONY CORP.                                      2.7%                1.5%
NTT MOBILE
   COMMUNICATIONS
   NETWORK, INC.                                2.2%                0.9%
CHINA TELECOM
   (HONG KONG) LTD.                             2.1%                  --
NTT DATA CORP.                                  1.8%                0.2%
VIVENDI                                         1.7%                2.0%
JDS UNIPHASE CORP.                              1.7%                0.9%*
SONERA GROUP OYJ                                1.7%                0.3%
NORTEL NETWORKS CORP.                           1.7%                0.9%

TOP FIVE INDUSTRIES
                                                    % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                              11/30/99            5/31/99
ELECTRICAL EQUIPMENT                           18.1%               10.2%
TELEPHONE                                      13.0%               12.6%
WIRELESS
   TELECOMMUNICATIONS                          12.7%               10.8%
INFORMATION SERVICES                            6.3%                2.8%
MEDIA                                           5.3%                5.0%

*Uniphase Corp. merged with JDS Fitel Inc. on 7/6/99. Surviving name is JDS
Uniphase Corp. Percentage represents JDS Fitel Inc. shares owned by the fund.

6     1-800-345-2021

International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

is now focusing on the U.S. market for variable annuities, mutual funds, and other savings products.

     In addition, Tokyo-based Softbank Corporation, our second-largest position, is one of the world's largest investors in Internet companies. Its $32 billion portfolio holds significant investments in hugely successful firms such as
Yahoo! and E*Trade Group.

     Shares of NTT Data Corp., Japan's largest information services company, also fared well. NTT Data Corp. supplies computer systems to governments, banks and other businesses. The company is benefiting from restructuring and mergers occurring in Japan's financial services industry.

WHICH STOCKS DIDN'T WORK OUT AS YOU EXPECTED?

     Several investments in food and beverage companies were disappointments; in fact, throughout the world, food stocks generally underperformed. One of our holdings, Groupe Danone, is a case in point. A French company, Danone produces a number of packaged foods, including Dannon Yogurt, Evian water, and Lea &
Perrins worcestershire sauce. More than anything else, consolidation in food retailing is pressuring margins of food manufacturers. In this country and abroad, the retailing model is moving toward giant national food outlets
(Wal-Mart or Target in the United States, for example) that can exert pricing leverage.

WHAT ARE YOUR THOUGHTS CONCERNING THE EURO, THE NEW EUROPEAN CURRENCY THAT HAS
WEAKENED CONSIDERABLY SINCE ITS INTRODUCTION IN JANUARY 1999?

     A declining euro is not necessarily bad for the European Monetary Union; in fact, it has already given a boost to economic growth there. Germany and France are big exporters, and their goods are now attractively priced to consumers in the United States and elsewhere. In addition, the common currency has already begun to "harmonize" the business environment across the Continent, particularly in terms of pricing from country to country.

     In Japan, meanwhile, the yen has strengthened in part at the expense of the euro, as investors have sold European stocks to put their money in Japanese companies. Over the short term, a strong currency normally slows the earning power of exporters because their products grow more expensive to foreign buyers and demand falls. Over the long term, which is the lens through which we view our investments, we think companies with good products and good management will succeed and overcome the relative strength or weakness of their country's currency.

WHAT IS YOUR OUTLOOK ON INTERNATIONAL INVESTING AS WE HEAD INTO 2000?

     Many constructive, positive trends are changing the investment landscape in
Europe and Japan. Falling economic boundaries are forcing consolidation in virtually every industry in Europe, Japanese companies are transforming themselves, and an American-style equity culture is catching hold in both regions. In fact, what is happening in Europe, and to a lesser extent in Japan, is similar to the restructuring American companies went through at the start of this decade, which spurred the U.S. economy on to new heights. This is a powerful combination of events that we feel should have huge positive implications for international investors.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF NOVEMBER 30, 1999

[data shown in pie chart]

Common Stocks                 98.6%
Preferred Stocks               0.7%
Temporary Cash Investments     0.7%

AS OF MAY 31, 1999

[data shown in pie chart]

Common Stocks                 94.8%
Preferred Stocks               1.3%
Temporary Cash Investments     3.9%

INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY

[data shown in bar chart]

                        11/30/99             5/31/99
Japan                    26.8%                12.8%
U.K.                     15.7%                18.0%
France                   11.1%                12.2%
Netherlands               7.1%                 7.4%
Germany                   5.4%                 5.7%
United States*            4.8%                 6.4%
Sweden                    4.7%                 3.3%
Other                    24.4%                34.2%

*Includes temporary cash investments.

                                                  www.americancentury.com     7

International Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6%

AUSTRALIA - 0.4%
      5,970,363   Cable & Wireless Optus Limited(1)            $    15,579,333
                                                             ------------------
                     (wireless telecommunications)

BELGIUM - 0.3%
        300,629   Fortis (B)                                        10,370,282
                                                             ------------------
                     (property & casualty insurance)

CANADA - 2.2%
        311,500   Celestica Inc. New York Shares(1)                 21,882,875
                     (semiconductor)
        879,000   Nortel Networks Corp.
                     New York Shares                                65,046,000
                                                             ------------------
                     (electrical equipment)
                                                                    86,928,875
                                                             ------------------

DENMARK - 1.3%
        160,150   ISS International Service
                     System A/S(1)                                   9,325,420
                     (industrial services)
        128,621   Novo Nordisk A/S Cl B                             16,807,852
                     (drugs)
        403,900   Tele Danmark A/S                                  26,034,775
                                                             ------------------
                     (telephone)
                                                                    52,168,047
                                                             ------------------

FINLAND - 3.2%
        432,000   Nokia Corp. Cl A ADR                              59,697,000
                     (electrical equipment)
      1,590,790   Sonera Group Oyj                                  65,743,895
                                                             ------------------
                     (wireless telecommunications)
                                                                   125,440,895
                                                             ------------------

FRANCE - 11.1%
         68,433   Accor SA                                          15,544,340
                     (hotels)
        209,187   Alcatel Alsthom Compagnie Generale                40,580,578
                     (information services)
         76,398   Altran Technologies SA                            36,377,815
                     (information services)
        224,148   Axa                                               30,246,021
                     (property & casualty insurance)
        103,461   Cap Gemini SA                                     18,308,552
                     (information services)
        204,820   Carrefour SA                                      35,708,472
                     (specialty stores)
         90,707   Groupe Danone                                     21,051,718
                     (food & beverage)
        114,300   Lafarge SA                                        10,787,153
                     (construction & real property)

Shares                                                          Value
--------------------------------------------------------------------------------

        160,000   Pinault-Printemps-Redoute SA                $     33,376,680
                     (department stores)
        105,600   Societe Generale Cl A                             22,773,538
                     (banks)
        113,400   Societe Television Francaise 1                    41,140,386
                     (media)
        374,400   STMicroelectronics N.V.
                     New York Shares                                46,753,200
                     (semiconductor)
        102,600   Total SA Cl B                                     13,658,499
                     (oil refining)
        845,527   Vivendi                                           67,740,347
                                                             ------------------
                     (multi-industry)
                                                                   434,047,299
                                                             ------------------
GERMANY - 5.4%
        183,730   DePfa Deutsche Pfandbriefbank AG                  13,886,543
                     (banks)
        184,700   Douglas Holding AG                                 7,938,505
                     (specialty stores)
        159,653   EM.TV & Merchandising AG                          12,404,643
                     (media)
         60,937   Intershop Communications AG(1)                    12,157,192
                     (computer software)
        650,590   Mannesmann AG                                    137,027,103
                     (wireless telecommunications)
        271,600   Siemens AG                                        27,343,120
                                                             ------------------
                     (electrical equipment)
                                                                   210,757,106
                                                             ------------------

HONG KONG - 2.5%
     15,050,000   China Telecom (Hong Kong) Ltd.(1)                 80,806,670
                     (wireless telecommunications)
         16,322   i-CABLE Communications Limited(1)                     25,114
                     (media)
      6,528,828   Wharf (Holdings) Ltd.                             16,560,602
                                                             ------------------
                     (multi-industry)
                                                                    97,392,386
                                                             ------------------

IRELAND - 0.3%
        488,327   CRH plc                                            9,783,177
                                                             ------------------
                     (multi-industry)

ISRAEL - 0.3%
         84,400   Check Point Software
                     Technologies Ltd.(1)                           11,958,425
                                                             ------------------
                     (computer software)

ITALY - 3.4%
      2,510,600   Banca Intesa S.p.A.                               10,727,442
                     (banks)
      1,679,000   Mediaset SpA                                      19,119,738
                     (media)

8          1-800-345-2021                     See Notes to Financial Statements

International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

     1,860,200   Mediolanum SpA                                $    16,309,164
                    (life & health insurance)
     1,417,300   Mondadori (Arnoldo) Editore SpA                    29,051,298
                    (media)
     9,151,733   Seat Pagine Gialle SpA                             18,629,771
                    (internet)
     3,597,700   Telecom Italia SpA                                 39,663,869
                                                             ------------------
                    (telephone)
                                                                    133,501,282
                                                             ------------------
JAPAN - 26.8%
     1,304,000   Dai-Ichi Kangyo Bank Ltd.                          15,064,861
                    (banks)
     1,063,000   Fujitsu Ltd.                                       37,770,514
                    (electrical equipment)
     4,032,000   Hitachi Ltd.                                       55,802,120
                    (electrical equipment)
         1,187   Japan Telecom Co. Ltd.                             46,603,848
                    (telephone)
     1,127,000   Kao Corporation                                    33,517,962
                    (home products)
       258,000   KDD Corp.                                          35,706,714
                    (telephone)
        64,500   Keyence Corporation                                18,359,835
                    (electrical equipment)
       509,000   KYOCERA CORP.                                      61,501,669
                    (semiconductor)
       131,000   Matsushita Communication
                    Industrial Co., Ltd.                            25,202,199
                    (electrical equipment)
       738,000   Matsushita Electric Industrial Co., Ltd.           18,725,265
                    (electrical equipment)
       783,000   NEC Corp.                                          18,329,947
                    (electrical equipment)
         2,619   Nippon Telegraph & Telephone                       47,043,286
                    (telephone)
     1,755,000   Nomura Securities Co., Ltd.                        31,351,590
                    (securities & asset management)
         2,874   NTT Data Corp.                                     70,242,049
                    (information services)
         2,416   NTT Mobile Communications
                    Network, Inc.                                   84,896,741
                    (wireless telecommunications)
       820,000   Omron Corp.                                        20,081,468
                    (electrical equipment)
       125,700   Ryohin Keikaku Co. Limited                         29,672,998
                    (department stores)
        61,800   SMC Corp.                                          10,930,860
                    (industrial parts)
       156,500   Softbank Corp.                                    113,212,112
                    (internet)
       561,400   Sony Corp.                                        104,146,643
                    (electrical equipment)
     1,770,000   Sumitomo Bank, Ltd. (The)                          27,189,340
                    (banks)
       393,000   Takeda Chemical Industries, Ltd.                   23,222,026
                    (drugs)
       699,800   Tokyo Electric Power Co.                           19,747,988
                    (electrical utilities)

Shares                                                          Value
--------------------------------------------------------------------------------

       463,000   Tokyo Electron Ltd.                          $     48,172,360
                  (electrical equipment)
     1,240,000   Toyota Motor Corp.                                 42,112,289
                  (motor vehicles & parts)
        52,000   Trend Micro Inc.                                   11,075,775
                                                             ------------------
                  (computer software)
                                                                 1,049,682,459
                                                             ------------------

MEXICO - 1.2%
       277,200   Grupo Televisa S.A. GDR(1)                         13,530,825
                  (media)
       378,800   Telefonos de Mexico, S.A. Cl L ADR                 35,062,675
                                                             ------------------
                  (telephone)
                                                                    48,593,500
                                                             ------------------

NETHERLANDS - 7.1%
       227,000   ASM Lithography Holding
                    N.V. New York Shares(1)                         21,245,781
                    (semiconductor)
       199,327   ASR Verzekeringsgroep N.V.                         11,530,040
                    (life & health insurance)
       511,300   Getronics N.V.                                     31,302,201
                    (information services)
       295,000   Gucci Group N.V. New York Shares                   24,558,750
                    (apparel & textiles)
       467,813   ING Groep N.V.                                     26,329,843
                    (financial services)
       285,536   Koninklijke Ahold NV                                9,095,743

                    (grocery stores)
       265,402   KPNQwest N.V.(1)                                    9,936,097
                    (telephone)
       408,120   Phillips Electronics N.V.
                    New York Shares                                 48,770,340
                    (electrical equipment)
       395,900   Randstad Holdings N.V.                             19,868,618
                    (industrial services)
       361,839   United Pan-Europe
                    Communications NV(1)                            35,552,717
                    (telephone)
       687,500   VNU N.V.                                           27,262,787
                    (publishing)
       348,234   Wolters Kluwer NV                                  10,510,438
                                                             ------------------
                    (publishing)
                                                                   275,963,355
                                                             ------------------
PORTUGAL - 0.3%
                 286,891   PT MULTIMEDIA(1)                         11,310,156
                                                             ------------------
                              (internet)

SINGAPORE - 1.7%
       915,281   DBS Group Holdings Ltd.                            11,869,795
                    (banks)
       580,300   Singapore Press Holdings Ltd.                      10,874,152
                    (media)
    14,070,000   Singapore Technologies
                    Engineering Ltd.                                21,008,745
                    (industrial services)
     1,428,451   United Overseas Bank Ltd.                          12,746,440
                    (banks)

See Notes to Financial Statements                 www.americancentury.com     9

International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

     1,074,000   Venture Manufacturing
                              (Singapore) Ltd.                 $    10,861,392
                                                             ------------------
                              (semiconductor)
                                                                    67,360,524
                                                             ------------------

SOUTH KOREA - 1.2%
       223,029   Samsung Electronics                                46,173,784
                                                             ------------------
                              (electrical equipment)

SPAIN - 1.9%
       458,100   Argentaria SA                                      10,479,461
                    (banks)
       286,541   Sogecable, S.A.(1)                                  9,064,230
                    (media)
     2,710,765   Telefonica S.A.(1)                                 56,493,074
                                                             ------------------
                    (telephone)
                                                                    76,036,765
                                                             ------------------

SWEDEN - 4.7%
       758,900   Assa Abloy AB Cl B                                  8,876,493
                    (consumer durables)
       446,100   Ericsson (L.M.) Telephone Co. ADR                  21,510,384
                    (electrical equipment)
     1,113,300   Europolitan Holdings AB                            14,003,280
                    (wireless telecommunications)
     1,826,800   Hennes & Mauritz AB Cl B                           57,981,380
                    (specialty stores)
       420,985   Modern Times Group MTG AB Cl B(1)                  14,005,120
                    (media)
       831,000   Securitas AB Cl B                                  13,822,648
                    (industrial services)
     2,268,800   Skandia Forsakrings AB                             54,274,322
                                                             ------------------
                    (financial services)
                                                                   184,473,627
                                                             ------------------

SWITZERLAND - 3.5%
       470,090   ABB Ltd.                                           46,479,912
                    (specialty stores)
       142,100   Credit Suisse Group                                26,581,206
                    (financial services)
        12,519   Holderbank Financiere Glarus
                    AG Cl B                                         15,688,108
                    (construction & real property)
         8,321   Nestle S.A.                                        14,974,033
                    (food & beverage)
        20,010   Novartis AG                                        31,190,135
                    (drugs)
         1,400   PubliGroupe S.A.                                    1,302,817
                                                             ------------------
                    (media)
                                                                   136,216,211
                                                             ------------------

UNITED KINGDOM - 15.7%
     2,787,938   Amvescap Plc                                       28,837,908
                       (financial services)
       320,111   ARM Holdings plc(1)                                15,747,865
                       (semiconductor)
       492,700   AstraZeneca Group plc                              22,022,729
                       (drugs)

Shares                                                         Value
-------------------------------------------------------------------------------

       509,900   Barclays PLC                                 $     14,743,631
                   (banks)
     1,405,600   BBA Group plc                                      11,249,684
                   (industrial parts)
       253,000   BP Amoco Plc ADR                                   15,417,188
                   (oil refining)
       864,489   British Aerospace PLC                               4,954,413
                   (defense/aerospace)
     2,656,250   British Telecommunications plc                     53,402,678
                   (telephone)
     1,371,000   Cable & Wireless
                   Communications plc(1)                           15,462,618
                   (telephone)
     1,179,900   Capita Group Plc                                   21,384,080
                   (industrial services)
     6,048,461   Centrica plc                                       17,972,095
                   (gas & water utilities)
       268,100   CMG plc                                            14,172,108
                   (information services)
     1,110,017   COLT Telecom Group plc(1)                          41,972,879
                   (telephone)
     1,388,000   Compass Group PLC                                  16,851,708
                   (industrial services)
       362,836   Energis plc(1)                                     14,774,782
                   (telephone)
     3,026,500   Invensys plc                                       14,117,715
                   (industrial parts)
     1,460,700   Lloyds TSB Group plc                               18,726,083
                   (banks)
     1,543,315   Logica plc                                         37,351,503
                   (information services)
     2,016,100   Marconi plc                                        25,814,069
                   (electrical equipment)
     1,080,614   Orange plc(1)                                      32,713,022
                   (wireless telecommunications)
     1,264,691   Pearson plc                                        30,264,751
                   (media)
     1,025,700   Prudential Corporation PLC                         16,868,931
                   (property & casualty insurance)
     5,229,490   TeleWest Communications plc(1)                     24,623,740
                   (telephone)
     2,796,169   Thus plc(1)                                        17,554,838
                   (wireless telecommunications)
     5,586,355   Vodafone AirTouch                                  26,348,707
                   (wireless telecommunications)
       445,500   Vodafone AirTouch ADR                              21,022,031
                   (wireless telecommunications)
     2,610,300   WPP Group plc                                      38,384,429
                                                             ------------------
                   (media)
                                                                   612,756,185
                                                             ------------------

     UNITED STATES - 4.1%
       471,000   Amdocs Ltd.(1)                                     16,573,312
                    (computer software)
       172,500   Comverse Technology, Inc.(1)                       20,850,938
                    (computer software)
       718,100   Global TeleSystems Group, Inc.(1)                  22,934,319
                    (telephone)

10        1-800-345-2021                      See Notes to Financial Statements

International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

      294,854   JDS Uniphase Corp.(1)                          $    67,438,638
                   (electrical equipment)
      157,900   NTL Inc.(1)                                         14,398,506
                   (telephone)
      418,600   Tyco International Ltd.                             16,770,162
                                                             ------------------
                   (industrial parts)

                                                                   158,965,875
                                                             ------------------
TOTAL COMMON STOCKS                                              3,855,459,548
                                                             ------------------
   (Cost $2,477,260,848)

PREFERRED STOCKS - 0.7%

BRAZIL

  144,860,000   Petroleo Brasileiro S.A.                            29,265,788
                                                             ------------------
                   (energy reserves & production)
   (Cost $22,884,674)

CORPORATE BONDS(2)

UNITED KINGDOM

GBP   273,038   British Aerospace PLC, 7.45%,
                   11/29/03                                            428,545
                                                             ------------------
                   (defense/aerospace)
   (Cost $0)

                                                               Value
-------------------------------------------------------------------------------

  TEMPORARY CASH INVESTMENTS - 0.7%
       Repurchase Agreement, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.57%, dated 11/30/99,
          due 12/1/99 (Delivery value $26,904,162)              $   26,900,000
                                                             ------------------
   (Cost $26,900,000)

TOTAL INVESTMENT SECURITIES - 100.0%                            $3,912,053,881
                                                             ==================
   (Cost $2,527,045,522)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts              Settlement                               Unrealized
   to Sell                  Date                Value                Gain
-------------------------------------------------------------------------------
60,568,100  EURO          12/30/99           $61,186,743           $118,471
                                          =====================================
(Value on Settlement Date $61,305,214)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GBP - British Pound

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2) Category is less than 0.05% of total investment securities.

See Notes to Financial Statements                 www.americancentury.com    11

International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                         INVESTOR CLASS               ADVISOR CLASS            INSTITUTIONAL CLASS
                       (INCEPTION 4/1/94)          (INCEPTION 4/28/98)         (INCEPTION 1/2/98)

                    INTERNATIONAL               INTERNATIONAL               INTERNATIONAL
                      DISCOVERY    MSCI EAFE      DISCOVERY   MSCI EAFE       DISCOVERY    MSCI EAFE

6 MONTHS(1)            42.06%       16.43%         41.89%       16.43%         42.16%       16.43%
1 YEAR                 65.12%       21.10%         64.82%       21.10%         65.37%       21.10%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                30.66%       11.99%             --           --             --           --
5 YEARS                25.91%       11.05%             --           --             --           --
LIFE OF FUND           24.22%       10.35%         29.26%     12.69%(2)        38.79%       19.07%

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/99
International Growth    $34,113
MSCI EAFE               $17,476

$10,000 investment made 4/1/94

[data shown in mountain chart]

                  International         MSCI EAFE
Date             Discovery Value          Value
4/1/1994             $10,000             $10,000
6/30/1994            $10,760             $10,511
9/30/1994            $11,420             $10,522
12/31/1994           $10,760             $10,414
3/31/1995            $10,100             $10,608
6/30/1995            $11,020             $10,685
9/30/1995            $11,800             $11,131
12/31/1995           $11,825             $11,582
3/31/1996            $12,931             $11,916
6/30/1996            $14,480             $12,105
9/30/1996            $14,561             $12,089
12/31/1996           $15,513             $12,281
3/31/1997            $16,714             $12,088
6/30/1997            $18,295             $13,657
9/30/1997            $19,792             $13,562
12/31/1997           $18,224             $12,500
3/31/1998            $21,958             $14,339
6/30/1998            $23,590             $14,491
9/30/1998            $18,893             $12,432
12/31/1998           $21,478             $15,000
3/31/1999            $22,713             $15,208
6/30/1999            $25,811             $15,595
9/30/1999            $26,843             $16,279
11/30/1999           $34,113             $17,476

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI
EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE
Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total
Returns table above). Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)

[data shown in bar chart]

                   International        MSCI EAFE Index
Date             Discovery Return            Return
11/30/1994             7.80%                  3.49%
11/30/1995             5.75%                  7.57%
11/30/1996            34.06%                 11.76%
11/30/1997            17.76%                 -0.40%
11/30/1998            14.79%                 16.45%
11/30/1999            65.12%                 21.10%

* From 4/1/94 to 11/30/94.

12    1-800-345-2021

International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo, Mark Kopinski]
     An interview with Brian Brady, Henrik Strabo, and Mark Kopinski, portfolio managers on the International Discovery team.

HOW DID INTERNATIONAL DISCOVERY PERFORM FOR THE 12 MONTHS ENDED NOVEMBER 30,
1999?

     International Discovery had a great year. The fund gained 65.12%--more than three times the 21.10% increase posted by its benchmark, the Morgan Stanley
Capital International EAFE Index.* The fund also performed above its peers. The average international small-cap fund tracked by Lipper Inc. gained 57.88% for the period.

      International Discovery also has rewarded long-term investors. The fund has an average annual return for the last five years of 25.91%, versus 14.82%
for the average international small-cap fund and 11.05% for the EAFE Index.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     International Discovery's best-performing stock was a Japanese clothing firm, Fast Retailing. A newcomer to the portfolio, Fast Retailing makes and sells its own line of low-priced casual clothes. The company's recent decision to stop selling other apparel makers' clothes and design its own brand led to record profits in 1999.

     Satyam Computer Services Limited was another bright spot. Until recently, this Indian software company was concentrating on helping companies around the world prepare their computer systems for Year 2000. With revenues from its Y2K work beginning to slow, Satyam has transformed itself into an Internet service provider and is India's first Internet company that isn't connected in some way to the government.

     The Internet is the major force behind corporate ad spending here and abroad. Companies that initially advertised their Web sites in the United States are now doing the same in Europe. Havas Advertising, Europe's largest advertising company and International Discovery's third-largest holding, also contributed to results. A French firm, Havas, derives about a third of its revenues from clients in the United States, where 75% of the world's multinational firms are headquartered.

JAPAN IS NOW YOUR LARGEST COUNTRY WEIGHTING. WHAT ARE THE CHANGES OCCURRING IN
JAPAN'S CORPORATE CULTURE?

     A spirit of entrepreneurialism is taking hold in corporate Japan, especially among smaller companies involved in high-technology pursuits. Across
Japanese industry, firms are reinventing themselves. This "creative destruction" is very positive. Companies are shedding the traditional, bureaucracy-filled ways of doing business, which no longer fit an information-based, Internet-wired global economy. Japanese executives we talk with are outlining dramatic, exciting business strategies--and they're taking action.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"ACROSS JAPANESE INDUSTRY, FIRMS ARE REINVENTING THEMSELVES. THIS 'CREATIVE
DESTRUCTION' IS VERY POSITIVE."

PORTFOLIO AT A GLANCE
                              11/30/99          11/30/98
NO. OF COMPANIES                168                176
MEDIAN MARKET                  $1.1               $593
 CAPITALIZATION               BILLION            MILLION
PORTFOLIO TURNOVER             110%               178%
EXPENSE RATIO (FOR
 INVESTOR CLASS)              1.55%              1.64%

Investment terms are defined in the Glossary on pages 63-64.

                                                  www.americancentury.com    13

International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW ABOUT EUROPE? WHAT FACTORS THERE CONTRIBUTED TO RESULTS?

     We've been taking advantage of a growing economic trend in Europe--what we call "quiet privatization." Over the past several years, services traditionally provided by government agencies, such as telephone service, transportation, or utilities, have been farmed out to corporations. Continuing that theme, the public sector is quietly outsourcing white-collar administrative activities, such as human resources, payroll, or data processing. Take the
United Kingdom, for example. Today, 15% of local governments in the UK have turned to private firms for support services.

     Incidentally, perhaps the ultimate in outsourcing is occurring in the area of financial services. In the past, most Europeans could look to their governments to provide cradle-to-grave financial security. That equation is changing as a result of demographics (older people leaving the workforce) and greatly reduced social spending. Faced with funding their own retirements, millions of Europeans are turning to financial services firms for help.

     That's good news for our largest holding, Marschollek, Lautenschlaeger und
Partner (MLP), the largest independent insurance broker in Germany. The firm is benefiting greatly as state-run pension plans give way to privately funded vehicles, such as mutual funds, annuities, and 401(k)-type investments. MLP has a unique distribution system. The company hires professionals--doctors, dentists, engineers, lawyers--right out of school, who end up selling financial services to their former classmates. MLP has been a great stock for
International Discovery--we've owned it since 1994. Marschollek's shares fell during the first half of the year, amid concerns about controversial tax reforms, even though the firm was delivering strong results. Our research convinced us to hold the stock, and it gained 72% for the last six months of the period.

WERE THERE SPECIFIC INVESTMENT THEMES THAT PROPELLED THE BEST-PERFORMING STOCKS
OR SECTORS?

     One theme that helped the fund was telecommunications, particularly wireless service, Internet and data services, and communications equipment.

     Anyone walking through an airport in Asia or Europe recently would have seen--and heard--the exploding demand for cellular service overseas. It seems as if everyone has a portable handset to their ear. Around the world, more than 450 million people have cell phones; in three years, the number is expected to reach one billion. By that time, another walk through an overseas airport may find more people looking at their portable phones than speaking into them. New technology is turning portable phones into computers, giving users the ability to send and receive data--words and pictures--over wireless networks. In many countries, it is cell phones, not PCs, that people are using to access the
Internet.

WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS?

     We were disappointed by Open Text Corporation, a Canadian company that makes intranet and Internet software for businesses. Its flagship product enables users to search intranets, and manage documents and workflow. The firm's revenues apparently slowed as a result of clients delaying their spending on

[left margin]

TOP TEN HOLDINGS
                                          % OF FUND INVESTMENTS
                                         AS OF              AS OF
                                       11/30/99            5/31/99
MARSCHOLLEK,
   LAUTENSCHLAEGER UND
   PARTNER AG                            3.6%                3.4%
ESAT TELECOM GROUP
     PLC ADR                             2.6%                2.0%
HAVAS ADVERTISING SA                     2.5%                1.9%
EPCOS AG                                 2.3%                  --
FAST RETAILING CO. LTD.                  2.0%                0.2%
CGI GROUP, INC.                          1.8%                2.4%
UNITEDGLOBALCOM CL A                     1.5%                2.0%
SATYAM COMPUTER                          1.5%                0.8%
GRUPPO EDITORIALE
   L'ESPRESSO                            1.4%                1.0%
EIDOS PLC                                1.4%                0.4%

TOP FIVE INDUSTRIES
                                          % OF FUND INVESTMENTS
                                         AS OF              AS OF
                                       11/30/99            5/31/99
INFORMATION SERVICES                    12.7%               16.1%
MEDIA                                   10.3%                8.0%
COMPUTER SOFTWARE                        9.1%                3.5%
SEMICONDUCTOR                            7.6%                2.7%
ELECTRICAL EQUIPMENT                     5.7%                1.8%

14    1-800-345-2021

International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

software until after Year 2000, but we thought increased competition was also a factor. We sold the stock.

WHAT'S YOUR OUTLOOK AS WE ENTER 2000?

     These are exciting times for international common stock investors. We have more growth stocks to choose from than we did just a few years ago. In Europe, we're seeing a whole new equity culture take shape, driven by deregulation of growth industries and a wave of entreprenuerialism made possible by privatization. The growth in the number of companies listed on Germany's Neuer
Markt Exchange is a prime example of this. In Japan and Asia, corporations are also viewing equity with more respect, and banking reform and corporate restructurings are renewing investor confidence in those markets. We are eagerly awaiting the development of new exchanges for smaller, fast-growing companies, such as MOTHERS and Japan NASDAQ. Framing all this is information technology, in the form of the Internet, which is quickly removing the barriers to global competition, as it brings opportunities--especially for smaller companies--for products and services that would never have been thought of only a few years ago. We think this is a great setting for an investment approach like ours, which seeks successful, growing companies.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF NOVEMBER 30, 1999

[data shown in pie chart]

Common Stocks                      92.6%
Preferred Stocks & Rights           4.9%
Temporary Cash Investments          2.5%

AS OF MAY 31, 1999

[data shown in pie chart]

Common Stocks                      86.6%
Preferred Stocks                    5.4%
Temporary Cash Investments          8.0%

INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY

[data shown in bar chart]

                        11/30/99             5/31/99
Japan                    14.7%                6.5%
U.K.                     13.6%                9.0%
Germany                  13.4%                7.5%
France                    9.0%                5.1%
United States*            7.2%               16.3%
Canada                    6.0%                6.4%
Switzerland               4.9%                4.3%
Netherlands               4.3%                6.3%
Italy                     4.1%                4.1%
Other                    22.8%               34.5%

*Includes temporary cash investments.

                                                  www.americancentury.com    15

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 92.6%

AUSTRALIA - 0.5%
  1,812,000  Computershare Limited                           $       8,235,340
                                                             ------------------
                (computer software)

BELGIUM - 0.6%
     91,470  Telinfo NV                                              9,678,779
                (information services)
      7,831  Telinfo NV-STRIPS                                              79
                                                             ------------------
                (information services)
                                                                     9,678,858
                                                             ------------------

CANADA - 6.0%
    116,300  Biovail Corp. International(1)                          8,090,119
                (drugs)
    316,800  Celestica Inc. New York Shares(1)                      22,255,200
                (semiconductor)
  1,084,700  CGI Group, Inc.(1)                                     27,890,183
                (information services)
    263,800  Dorel Industries Inc. Cl B(1)                           4,205,767
                (consumer durables)
    217,300  Penn West Petroleum Ltd.(1)                             4,348,948
                (energy reserves & production)
    474,900  QLT PhotoTherapeutics Inc.(1)                          21,264,179
                (drugs)
    644,500  St. Laurent Paperboard Inc.
                (Acquired 6/11/99-11/25/99,
                Cost $8,150,574)(1)(2)                               7,586,211
                                                             ------------------
                (forest products & paper)
                                                                    95,640,607
                                                             ------------------

DENMARK - 1.6%
     67,900  Falck A/S                                               6,758,186
                (industrial services)
    113,695  Vestas Wind Systems A/S(1)                             18,013,589
                                                             ------------------
                (heavy machinery)
                                                                    24,771,775
                                                               ----------------

EGYPT - 0.8%

    390,319  Egyptian Mobile Phone Network(1)                       13,321,448
                                                               ----------------
                (wireless telecommunications)

FINLAND - 0.7%
    252,105  Data Fellows Oyj(1)                                     6,186,332
                (computer software)
    219,346  Talentum Oyj                                            4,199,873
                                                               ----------------
                (media)
                                                                    10,386,205
                                                               ----------------

Shares                                                         Value
-------------------------------------------------------------------------------

FRANCE - 9.0%
     23,645  Altran Technologies                              $     11,258,848
                (information services)
     50,500  Business Objects S.A. ADR(1)                            4,444,000
                (computer software)
     87,190  Clarins                                                 8,742,639
                (home products)
     41,928  FI System(1)                                            9,506,912
                (information services)
     88,925  Galeries Lafayette                                     13,558,624
                (department stores)
    210,659  GFI Informatique                                       21,993,411
                (information services)
    103,801  Havas Advertising SA                                   39,331,652
                (media)
    116,100  Integra-Net SA(1)                                      11,348,978
                (information services)
    312,136  Neopost SA(1)                                          12,896,757
                (heavy machinery)
     20,149  NRJ SA                                                  9,198,235
                                                             ------------------
                (media)
                                                                   142,280,056
                                                             ------------------

GERMANY - 8.9%
     42,106  ADVA AG Optical Networking(1)                           5,728,363
                (electrical equipment)
     46,769  Aixtron AG                                              6,426,846
                (semiconductor)
    220,570  Dialog Semiconductor plc(1)                            14,003,603
                (semiconductor)
     99,170  DIS Deutscher Industrie Service AG                      7,495,393
                (industrial services)
    145,222  ELMOS Semiconductor AG(1)                               4,170,903
                (semiconductor)
    571,521  Epcos AG(1)                                            35,708,918
                (semiconductor)
     52,618  Fantastic Corp.(1)                                      6,363,095
                (computer software)
     20,571  Heyde AG Beratung Software(1)                           1,699,895
                (computer software)
     64,671  Intershop Communications AG(1)                         12,902,140
                (computer software)
    145,733  Kamps AG                                               10,104,135
                (food & beverage)
     99,232  Kamps AG New Shares(1)                                  6,510,068
                (food & beverage)
    123,363  PrimaCom AG(1)                                          5,625,438
                (media)
    232,046  SCM Microsystems, Inc.(1)                              13,948,816
                 (electrical equipment)

16        1-800-345-2021                      See Notes to Financial Statements

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

    122,834  Software AG(1)                                  $       7,420,969
                (computer software)
     53,026  Tecis Holding AG(1)                                     2,244,352
                                                             ------------------
                (financial services)
                                                                   140,352,934
                                                             ------------------

GREECE - 2.1%
     36,760  Alpha Finance S.A.                                      3,120,717
                (financial services)
     96,100  Alpha Leasing, S.A.                                     4,979,275
                (financial services)
    296,670  Delta Informatics S.A.                                  7,813,089
                (information services)
    195,620  Folli-Follie Abee                                       9,506,015
                (specialty stores)
    218,500  Maillis                                                 7,871,279
                                                             ------------------
               (industrial parts)
                                                                    33,290,375
                                                             ------------------

INDIA - 1.8%
      9,900  Corporation Bank                                           26,401
                (banks)
     12,818  Hero Honda Motors Ltd.                                    320,856
                (motor vehicles & parts)
        146  Larsen & Toubro Ltd.                                        1,319
                (heavy machinery)
      1,125  NIIT Limited                                               60,909
                (information services)
    197,382  Pentafour Software & Exports Ltd.                       3,946,503
                (information services)
    550,000  Satyam Computer                                        24,303,652
                                                             ------------------
                (information services)
                                                                    28,659,640
                                                             ------------------

IRELAND - 3.1%
  1,744,601  Anglo Irish Bank Corp. plc                              4,138,695
                (banks)
    629,700  Esat Telecom Group PLC ADR(1)                          40,950,178
                (wireless telecommuncations)
     88,000  Ryanair Holdings plc ADR(1)                             4,339,500
                                                             ------------------
                (airlines)
                                                                    49,428,373
                                                             ------------------

ISRAEL - 1.0%
    170,600  Orbotech Ltd.(1)                                       15,652,550
                                                             ------------------
                (electrical equipment)

ITALY - 4.1%
    216,225  Banca Popolare Commercio
                 e Industria                                         5,316,778
                (banks)
     43,514  Banca Popolare Commercio
                e Industria New 99(1)                                1,009,017
                (banks)
    242,310  Bipop-Carire SPA                                       12,209,395
                (banks)
    772,759  Buffetti SpA                                            6,993,156
                (specialty stores)
    804,772  Gruppo Editoriale L'Espresso                           22,708,252
                (media)

Shares                                                          Value
--------------------------------------------------------------------------------

  1,650,600  Premafin(1)                                     $         856,647
                (property & casualty insurance)
     93,845  Tiscali SpA(1)                                         15,065,367
                                                             ------------------
                (internet)
                                                                    64,158,612
                                                             ------------------

JAPAN - 14.7%
     26,000  Alpha Systems Inc.                                      4,644,680
                (electrical equipment)
      4,600  Bellsystem 24, Inc.                                     5,282,686
                (information services)
     44,500  Benesse Corporation                                    10,692,580
                (industrial services)
     54,500  Data Communication System Co.                           6,686,788
                (information services)
     62,000  Diamond Computer Service Co.                            1,524,441
                (information services)
     16,400  Don Quijote Co., Ltd.                                   4,040,440
                (specialty stores)
     54,200  Doutor Coffee Co., Ltd.                                 5,798,783
                (specialty stores)
     40,217  Fancl Corp.                                            14,289,904
                (specialty stores)
     83,600  Fast Retailing Co. Ltd.                                31,181,782
                (department stores)
      9,400  Fuji Seal, Inc.                                           572,046
                (chemicals)
    266,000  Fujitsu Devices Inc.                                   10,365,332
                (semiconductor)
    257,000  Fuso Lexel Inc.                                         4,111,798
                (construction & real property)
    163,500  Homac                                                   4,782,391
                (specialty stores)
    400,000  Ichiyoshi Securities Co., Ltd.                          2,398,901
                (financial services)
     86,000  Mandom                                                  2,447,978
                (specialty stores)
    493,000  Marusan Securities Co., Ltd.                            3,290,538
                (financial services)
    250,000  Mimasu Semiconductor Industry
                Co., Ltd.                                            5,042,697
                (semiconductor)
          7  Mobilephone Telecommunications
                International Ltd.                                   5,324,892
                (specialty stores)
     53,100  Mycal Card Inc.                                         2,553,887
                (financial services)
     95,000  Nitori Co.                                              3,869,749
                (department stores)
     24,600  Otsuka Kagu Limited                                     7,702,591
                (specialty stores)
    174,000  Pasona Softbank, Inc.                                  18,616,019
                (industrial services)
        631  Round One Corp.                                        11,148,410
                (leisure)
    366,000  Shibaura Mechatronics Corp.                             4,724,087
                (electrical equipment)
    141,100  Shinkawa Ltd.                                           4,584,227
                (semiconductor)

See Notes to Financial Statements             www.americancentury.com        17

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

     76,000  Skylark Co., Ltd.                               $       1,656,066
                (restaurants)
     54,000  Sumisho Computer Systems Corp.                          4,028,269
                (information services)
    238,400  Sunkus & Associates Inc.                               14,508,049
                (specialty stores)
     48,700  Techno Quartz Inc.(1)                                   1,438,820
                (semiconductor)
     36,000  TOUEI HOUSING CORP.(1)                                  1,007,067
                (equity real estate investment trust)
     40,000  UNION TOOL CO.                                          4,632,901
                (electrical equipment)
     60,000  Venture Link Co. Limited                                6,065,960
                (multi-industry)
    154,000  Yamada Denki                                           15,871,614
                (specialty stores)
     99,600  Yushin Precision Equipment Co., Ltd.                    7,820,966
                                                             ------------------
                (electrical equipment)
                                                                   232,707,339
                                                             ------------------

LIECHTENSTEIN - 0.3%
      1,170  Verwaltungs-und Privat-Bank AG                          4,781,816
                                                             ------------------
                (banks)

NETHERLANDS - 4.3%
    252,475  Athlon Groep N.V.                                       5,152,242
                (motor vehicles & parts)
    251,783  Computer Services Solutions
                Holding NV                                           4,719,458
                (information services)
    193,220  Exact Holding NV(1)                                     9,346,438
                (computer software)
    276,017  Fox Kids Europe NV(1)                                   3,769,016
                (media)
     90,300  Fugro N.V.                                              3,626,343
                (oil services)
    205,630  IHC Caland N.V.                                         7,957,387
                (heavy machinery)
    204,889  Kempen & Company NV                                     7,949,360
                (securities & asset management)
     55,740  OpenTV Corp.(1)                                         4,307,657
                (computer software)
     94,600  QIAGEN N.V.(1)                                          6,320,462
                (drugs)
    183,553  Unique International NV                                 4,245,189
                (industrial services)
    349,082  Versatel Telecom International NV(1)                    9,850,047
                                                             ------------------
                (telephone)
                                                                    67,243,599
                                                             ------------------

NORWAY - 0.7%
    490,900  Tandberg ASA(1)                                        10,952,971
                                                             ------------------
                (computer hardware &
                business machines)

PEOPLES REPUBLIC OF CHINA - 0.1%
  2,434,912  Eastern Communications
                Co., Ltd. Cl B                                       1,543,734
                                                             ------------------
                (electrical equipment)

Shares                                                               Value
--------------------------------------------------------------------------------

POLAND - 0.3%
    156,316  Softbank S.A. GDR                               $       5,041,191
                                                             ------------------
                (computer software)

PORTUGAL - 2.2%
    360,100  Companhia de Seguros Mundial
                Confianca, SA(1)                                    18,961,043
                (life & health insurance)
    692,200  Portucel Industrial-Empresa
                Produtora de Celulose, SA                            4,652,756
                (forest products & paper)
    297,638  PT MULTIMEDIA(1)                                       11,733,836
                                                             ------------------
                (internet)
                                                                    35,347,635
                                                             ------------------

SINGAPORE - 1.5%
  3,385,000  Datacraft Asia Limited                                 16,383,400
                (information services)
  1,512,800  Keppel Bank                                             3,077,797
                (banks)
    908,000  Sembcorp Logistics Limited(1)                           3,538,013
                                                             ------------------
                (industrial services)
                                                                    22,999,210
                                                             ------------------

SOUTH AFRICA - 0.1%
    654,025  Ixchange Technology Holdings
                Limited(1)                                           1,746,749
                                                             ------------------
                (computer software)

SOUTH KOREA - 1.2%
     28,528  Dacom Corp.                                             7,136,614
                (telephone)
    109,800  Shinsegae Department Store Co.                          6,772,223
                (department stores)
    203,620  Telson Electronics Co. Ltd.(1)                          5,181,617
                                                             ------------------
                (electrical equipment)
                                                                    19,090,454
                                                             ------------------

SPAIN - 0.6%
    739,400  NH Hoteles S.A.(1)                                      8,814,892
                                                             ------------------
                (hotels)

SWEDEN - 2.7%
    157,787  Connecta AB(1)                                          5,082,245
                (information services)
     61,159  Effnet Group AB(1)                                      1,955,524
                (electrical equipment)
    157,800  IBS AB(1)                                               3,134,927
                (information services)
     39,030  Icon Medialab International AB(1)                       4,243,987
                (information services)
  1,040,952  Mandator AB                                             9,605,813
                (information services)
    454,212  Modern Times Group MTG AB Cl B(1)                      15,110,499
                (media)
    297,322  Sigma AB Cl B                                           3,320,354
                                                             ------------------
                (information services)
                                                                    42,453,349
                                                             ------------------

18         1-800-345-2021                     See Notes to Financial Statements

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

SWITZERLAND - 4.9%
      1,065  Bank Sarasin & Cie Cl B                          $      1,895,089
                (banks)
      2,822  Disetronic Holding AG                                  12,101,383
                (medical products & supplies)
    109,726  Gretag Imaging Group                                   13,660,556
                (semiconductor)
      2,905  Kudelski SA(1)                                         13,407,130
                (electrical equipment)
     28,100  Logitech International S.A.(1)                          6,555,018
                (computer hardware &
                business machines)
     18,790  PubliGroupe S.A.                                       17,485,664
                (media)
     38,000  Swisslog Holding AG                                     6,753,305
                (industrial parts)
      3,630  Vontobel Holding AG Cl B                                6,071,303
                                                             ------------------
                (securities & asset management)
                                                                    77,929,448
                                                             ------------------

THAILAND - 0.5%
  5,541,500  Industrial Finance Corporation
                of Thailand (The)(1)                                 2,415,216
                (financial services)
    777,000  Shin Corporations Public Co.,
                Limited(1)                                           4,940,290
                                                             ------------------
                (wireless telecommunications)
                                                                     7,355,506
                                                             ------------------

UNITED KINGDOM - 13.6%
  1,038,550  Atlantic Telecom Group PLC(1)                          12,111,310
                (wireless telecommunications)
    260,599  Baltimore Technologies plc(1)                          12,166,569
                (computer software)
    525,000  Capital Radio plc                                      11,406,150
                (media)
    314,600  Cobham PLC                                              3,666,274
                (defense/aerospace)
    253,800  Eidos plc(1)                                           22,494,116
                (computer software)
    483,991  Fibernet Group plc(1)                                   9,664,695
                (telephone)
    377,300  Go-Ahead Group PLC (The)                                3,489,846
                (railroads)
    822,800  Iceland Group Plc                                       3,036,317
                (grocery stores)
    564,100  Independent Energy Holdings plc
                ADR(1)                                              15,248,328
                (electrical utilities)
  1,632,900  J.D. Wetherspoon plc                                   10,447,274
                (restaurants)
    886,159  Kingston Communication (Hull) PLC(1)                    9,916,551
                (telephone)
    104,714  London Bridge Software Holdings plc                     7,452,351
                (computer software)
  1,019,800  Man (E D & F) Group plc                                 6,703,872
                (financial services)
    175,833  Matalan PLC                                             3,911,438
                (department stores)
    144,600  NDS Group plc ADR(1)                                    4,328,962
                (computer software)

Shares                                                              Value
--------------------------------------------------------------------------------

    602,727  NXT plc(1)                                        $    12,661,561
                (electrical equipment)
    984,850  Parity plc                                              4,224,305
                (information services)
    485,800  Psion plc                                              19,898,319
                (computer hardware &
                business machines)
  3,043,738  Saatchi & Saatchi plc                                  14,878,857
                (media)
    143,200  Sage Group plc (The)                                    9,907,682
                (computer software)
  1,253,900  Shire Pharmaceuticals Group PLC(1)                     13,390,759
                (drugs)
    257,100  Trafficmaster plc(1)                                    3,727,259
                                                             ------------------
                (electrical equipment)
                                                                   214,732,795
                                                             ------------------

UNITED STATES - 4.7%
    538,700  Amdocs Ltd.(1)                                         18,955,506
                (computer software)
    571,300  Global TeleSystems Group, Inc.(1)                      18,245,894
                (telephone)
     25,700  SCM Microsystems, Inc.(1)                               1,615,888
                (electrical equipment)
    234,100  UnitedGlobalCom Cl A(1)                                24,382,978
                (telephone)
    281,900  Viatel, Inc.(1)                                        11,769,326
                                                             ------------------
                (telephone)
                                                                    74,969,592
                                                             ------------------

TOTAL COMMON STOCKS                                              1,463,567,053
                                                             ------------------
   (Cost $866,721,935)

PREFERRED STOCKS & RIGHTS - 4.9%

BRAZIL - 0.4%
  1,543,000  Usinas Siderurgicas de Minas
                Gerais S.A. Cl A                                     6,531,472
                                                             ------------------
                (mining & metals)

GERMANY - 4.5%
     22,400  Fielmann AG                                               702,039
                (specialty stores)
    196,490  Marschollek, Lautenschlaeger und
                Partner AG                                          57,027,686
                (financial services)
      4,700  Porsche AG                                             12,622,573
                                                             ------------------
                (motor vehicles & parts)
                                                                    70,352,298
                                                             ------------------

SOUTH KOREA(3)
     18,651  Shinsegae Department Store
                Co. Rights(1)                                          719,172
                                                             ------------------
                (department store)

TOTAL PREFERRED STOCKS & RIGHTS                                     77,602,942
                                                             ------------------
   (Cost $18,959,218)

See Notes to Financial Statements                 www.americancentury.com     19

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

                                                                Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS  - 2.5%

   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.57%, dated 11/30/99,
    due 12/1/99 (Delivery value $39,106,050)                  $     39,100,000
                                                             ------------------
   (Cost $39,100,000)

TOTAL INVESTMENT SECURITIES - 100.0%                            $1,580,269,995
                                                             ==================
   (Cost $924,781,153)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts              Settlement                                Unrealized
   to Sell                  Date                 Value                Gain
------------------------------------------------------------------------------

27,630,559  EURO          12/30/99             $27,912,778            $54,045
                                              ================================

(Value on Settlement Date $27,966,823)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2)  Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1999, was $7,586,211 which represented 0.5% of net assets.

(3) Country is less than 0.05% of total investment securities.

20        1-800-345-2021                      See Notes to Financial Statements

Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                         INVESTOR CLASS             ADVISOR CLASS         INSTITUTIONAL CLASS
                       (INCEPTION 9/30/97)       (INCEPTION 5/12/99)       (INCEPTION 1/28/99)

                      EMERGING                  EMERGING                   EMERGING
                       MARKETS     MSCI EMF      MARKETS     MSCI EMF       MARKETS      MSCI EMF
6 MONTHS(1)            29.79%       17.53%        29.56%       17.53%        30.02%        17.53%
1 YEAR                 61.03%       45.49%            --           --            --            --
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND            5.54%       -4.29%      26.35%(1)    17.53%(2)    66.08%(1)     50.05%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 5/31/99, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI Emerging Markets
Free Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/99
Emerging Markets         $11,240
MSCI EMF                  $9,093

$10,000 investment made 9/30/97

[data shown in mountain chart]

                   Emerging Markets       MSCI EMF Index
Date                     Value                Value
9/30/1997               $10,000              $10,000
10/31/1997               $8,480               $8,359
11/30/1997               $8,300               $8,054
12/31/1997               $8,360               $8,248
1/31/1998                $7,800               $7,601
2/28/1998                $8,700               $8,395
3/31/1998                $9,060               $8,759
4/30/1998                $9,400               $8,664
5/31/1998                $8,500               $7,477
6/30/1998                $7,800               $6,693
7/31/1998                $8,320               $6,905
8/31/1998                $6,001               $4,909
9/30/1998                $5,880               $5,220
10/31/1998               $6,500               $5,769
11/30/1998               $6,980               $6,249
12/31/1998               $6,780               $6,159
1/31/1999                $6,799               $6,060
2/28/1999                $6,640               $6,118
3/31/1999                $7,440               $6,925
4/30/1999                $8,539               $7,781
5/31/1999                $8,660               $7,736
6/30/1999                $9,759               $8,614
7/31/1999                $9,479               $8,380
8/31/1999                $9,559               $8,456
9/30/1999                $9,379               $8,170
10/31/1999               $9,879               $8,344
11/30/1999              $11,240               $9,093

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI
Emerging Markets Free Index is provided for comparison in each graph. Emerging
Market's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI
Emerging Markets Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)

[data shown in bar chart]

                   Emerging Markets            MSCI EMF Index
Date                    Return                     Return
11/30/1997              -17.00%                    -19.46%
11/30/1998              -15.90%                    -22.42%
11/30/1999               61.03%                     45.49%

* From 9/30/97 to 11/30/97.

                                                  www.americancentury.com    21

Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]
     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets team.

HOW DID EMERGING MARKETS PERFORM IN FISCAL 1999?

     Emerging Markets gained 61.03% for the twelve months ended November 30,
1999, handily beating its benchmark index, the Morgan Stanley Capital
International (MSCI) Emerging Markets Free Index, which rose 45.49%.(1) Emerging
Markets also outpaced the average emerging markets fund tracked by Lipper Inc., which was up 42.36%.

     In fiscal 1999, the performance of developing capital markets was far better than it was in fiscal 1998 when the MSCI Emerging Markets Free Index lost
22.42%. Emerging Markets lost considerably less; however, declining 15.90% in fiscal 1998. That placed the fund in the top 10% of its Lipper peer group for the year--13th out of the 152 emerging markets funds Lipper tracked.(2)

     Emerging Markets' performance has been very competitive over its brief life as well, especially compared to its Lipper peers. Since its inception on
September 30, 1997, through November 30, 1999, the fund has had an average annual return of 5.54%. The average Lipper peer lost 6.93%, and the MSCI
Emerging Markets Free Index was down 4.29% during the same period. The fund's returns were good enough to rank it number one for the period out of the 143 emerging markets funds tracked by Lipper.

HAS THE PORTFOLIO'S BROAD DIVERSIFICATION HELPED?

     Yes, it has. The fund typically has broad-based regional exposure to Asia,
Latin America, and emerging Europe and Africa. It holds about 100-120 stocks, which we feel helps keep volatility down. However, the 10 largest holdings occupy about 20% of the portfolio because we tend to give our successes a greater weight in the portfolio. For example, seven of the top ten holdings were also among our best contributors to performance.

WHAT WERE THE MAJOR EVENTS IN FISCAL 1999?

     One event in emerging markets this past 12 months was the recovery in Asia.
Many of the major macro-economic fundamentals stabilized, which in turn helped support local currencies and brought about the return of foreign investment and economic growth.

     We identified a number of opportunities in technology in Taiwan, Singapore, and South Korea. On the subcontinent, India was interesting, especially in the software and Internet areas. Companies in emerging markets are being affected by technology in much the same way as companies in the United States.

     Another event was the turnaround in commodity prices. Commodity prices have been severely depressed since mid-1997, but with the Asian recovery and the coordinated economic growth that's occurring worldwide, prices have started to turn higher. Producers of raw materials and basic industries such as steel should be the beneficiaries. The portfolio had significant exposure to basic industry, commodity and natural resource stocks.

(1) All fund returns referenced in this interview are for Investor Class shares

(2) Lipper rankings are based on average annual total returns.

[left margin]

"COMPANIES IN EMERGING MARKETS ARE BEING AFFECTED BY TECHNOLOGY IN MUCH THE
SAME WAY AS COMPANIES IN THE UNITED STATES."

PORTFOLIO AT A GLANCE

                                      11/30/99          11/30/98
NO. OF COMPANIES                        120               121
MEDIAN MARKET                          $1.19             $658
   CAPITALIZATION                     BILLION           MILLION
PORTFOLIO TURNOVER                     168%              270%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                     2.00%             2.00%

Investment terms are defined in the Glossary on pages 63-64.

22    1-800-345-2021

Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

BASIC INDUSTRY AND COMPANIES THAT PRODUCE RAW MATERIALS ARE USUALLY CONSIDERED
CYCLICAL STOCKS. THEY NEED HELP FROM A STRONG ECONOMIC CYCLE TO GROW REVENUE AND
EARNINGS. HOW DO THEY FIT YOUR GROWTH DISCIPLINE?

     If a company can demonstrate sustainable revenue and earnings growth, then it is a candidate for the portfolio. We believe coordinated global economic growth will help these companies. But many of them are experiencing exciting changes at the corporate level as well.

     Petrobras, for example, is the national oil company of Brazil. The company is currently partially privatized (a portion has been sold to the public) and we are confident it will be completely privatized. In the meantime, Petrobras is restructuring to become more efficient and profitable, and this is already showing up in stronger earnings and upgrades to earnings estimates.

     Besides Petrobras, the fund held steel producers Usiminas and Companhia
Siderurgica (CSN). They both produce flat and galvanized steel, and are benefiting from the recovery of the local economy, especially the auto and appliance industries, and from foreign demand as well.

     We also own stocks of platinum mines in South Africa--Impala Platinum is an example--and energy companies like Lukoil and Surgutneftegaz, two major Russian producers. Once again, most of these companies are showing earnings growth due to significantly improved prices for their products.

LET'S TURN TO THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS, WHERE EMERGING
MARKETS HAS SUBSTANTIAL EXPOSURE.

     Telecommunications and technology are very exciting areas internationally.
Demand for cellular services is exploding and many markets are underpenetrated
(have relatively few users), and have less than reliable fixed-line infrastructures, so there is huge potential in countries like China and Egypt, to name only two.

     One of our largest positions and best contributors was China Telecom (Hong
Kong), which is a subsidiary of the major telecommunications company in China.
The parent company resembles AT&T before the breakup. China Telecom (HK) has a significant share of the cellular services business. Cellular subscriber growth is off the charts, and China Telecom (HK)'s earnings are growing at
30-40% per year. Less than 5% of the population of mainland China has cell phones, and the fixed-line infrastructure is poorly-equipped so the market potential is enormous.

     Egyptian Mobile Phone Network is a similar story. The penetration rate in
Egypt is about 10%. Subscriber growth is averaging roughly 50% per quarter, and the company continues to beat the most optimistic revenue and earnings estimates.

WHAT ABOUT THE INTERNET? IS IT REVOLUTIONIZING COMMERCE IN EMERGING ECONOMIES
COMPARABLY TO IN THE UNITED STATES AND EUROPE?

     Not to the same extent at present, but the potential is definitely there.
Some foreign Internet stocks are already beginning to behave like the
".com" stocks in the United States. Satyam Infoway is one of the most dramatic examples we've seen to date--it was the largest contributor to performance by year-end. The company, an Internet Service Provider (ISP), has an
Indian portal, and develops Internet solutions for business. Recently Satyam purchased Indiaworld, a provider of Internet services to Indians living abroad, and the stock began to

[right margin]

TOP TEN HOLDINGS
                                      % OF FUND INVESTMENTS
                                    AS OF           AS OF
                                  11/30/99         5/31/99

CHINA TELECOM
   (HONG KONG) LTD.                 3.0%               --
PETROLEO BRASILEIRO S.A.            2.1%             1.9%
SAMSUNG ELECTRONICS                 2.1%             0.4%
EGYPTIAN MOBILE
   PHONE NETWORK                    1.9%             2.1%
AUDIOCODES LTD.                     1.8%             0.3%
DATATEC LIMITED                     1.8%             0.8%
SATYAM INFOWAY
   LIMITED ADR                      1.8%               --
GRUPO TELEVISA S.A.
   GDR                              1.7%             1.5%
FOLLI-FOLLIE ABEE                   1.7%             0.6%
TAIWAN SEMICONDUCTOR
   MANUFACTURING CO.
   LTD. ADR                         1.7%             1.5%

TOP FIVE INDUSTRIES
                                      % OF FUND INVESTMENTS
                                     AS OF          AS OF
                                   11/30/99        5/31/99
WIRELESS
   TELECOMMUNICATIONS              10.6%            10.8%
MINING & METALS                     8.8%             5.0%
BANKS                               6.7%             9.4%
SEMICONDUCTOR                       6.3%             2.4%
COMPUTER SOFTWARE                   6.0%             2.7%

                                              www.americancentury.com        23

Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

attract more international attention. India is becoming a strong player in the global technology explosion. As India's telecommunications infrastructure strengthens, more people will access the Internet.

WHAT ARE SOME OF THE OTHER STOCKS REPRESENTING TECHNOLOGY AND TELECOMMUNICATIONS
INDUSTRIES IN THE PORTFOLIO?

     One of our better contributors was AudioCodes, an Israeli company that makes hardware and software that allow users to send voice over the Internet fused with data and video, a technology known as voice over Internet protocol.
AudioCodes is a small company, but revenues and earnings are growing at over
200% annually.

     Other large tech-related contributors included Samsung Electronics, headquartered in Korea, and Taiwan Semiconductor. Samsung is the world's largest maker of LCD screens (flat panel displays), and is set to grow significantly over the next several years. Samsung's semiconductor and microchip business is also extremely strong, but LCD's should be the best contributor to earnings growth. Taiwan Semiconductor is a similar story. The company owns and operates foundries in Asia and is benefiting from robust chip demand.

THERE WERE A NUMBER OF MAJOR EARTHQUAKES IN YOUR MARKETS THIS YEAR. DID THIS
AFFECT THE PORTFOLIO?

     Not significantly. This year there were major earthquakes in three countries where we had exposure: Taiwan, Turkey, and Greece. These were genuine tragedies, but after knee-jerk corrections, the markets assessed the damage and focused on the countries' long-term prospects, which remained very promising.

EMERGING MARKETS' RETURNS WERE VERY STRONG. WERE THERE ANY DISAPPOINTMENTS THIS
YEAR?

     There is no such thing as a perfect portfolio, but stocks that didn't meet our expectations were relatively few. After poor performance in the first half of the year, Brazil bounced back in the second half. Our biggest drag on performance was Hartwall, a Finnish brewer that has exposure to the Russian market. We believe the fundamentals are still in place, so we're holding on. The
Russian economy, which had collapsed, has shown a few signs of picking up. The younger generation is drinking more beer and fewer distilled spirits. Under the
Soviets, per capita beer consumption was about 30 liters per year. It's now just under 20 liters per year, so there is ample room for the market to expand.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS HEADING INTO 2000?

     Barring an unforeseen political or economic upheaval, we believe sustained global economic growth bodes well for emerging markets. The technology and telecommunications revolution should also continue to provide good investment opportunities worldwide. Whatever the market does, however, our investment discipline of identifying individual companies with sustainable revenue and earnings growth should continue to produce competitive returns.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
AS OF NOVEMBER 30, 1999
[data shown in pie chart]

Common Stocks, Rights & Warrants            92.1%
Preferred Stocks & Warrants                  7.9%

AS OF MAY 31, 1999
[data shown in pie chart]

Common Stocks                               90.5%
Preferred Stocks                             9.5%

EMERGING MARKETS' INVESTMENTS BY COUNTRY
[data shown in bar chart]

                            11/30/99            5/31/99
Mexico                        11.6%              12.3%
Brazil                        10.5%              12.2%
South Africa                   8.4%               5.5%
Hong Kong                      7.3%               3.1%
India                          7.1%               4.1%
Taiwan (Republic of China)     6.9%               6.5%
South Korea                    6.3%              10.3%
Greece                         5.0%               4.5%
Russian Federation             4.1%               4.3%
Singapore                      4.1%               5.6%
Other                         28.7%              31.6%

24    1-800-345-2021

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS & WARRANTS - 92.1%

ARGENTINA - 1.7%
     132,000   Banco Rio de la Plata S.A. Cl B                    $    838,334
                  (banks)
     400,000   Siderca S.A.I.C.                                        800,120
                                                             ------------------
                  (mining & metals)
                                                                     1,638,454
                                                             ------------------

BRAZIL - 2.9%
      33,000   Aracruz Celulose S.A. ADR                               672,375
                  (forest products & paper)
  30,000,000   Companhia Siderurgica Nacional                        1,029,641
                  (mining & metals)
      60,000   Embratel Participacoes S.A. ADR                       1,117,500
                                                             ------------------
                  (telephone)
                                                                     2,819,516
                                                             ------------------
EGYPT - 3.5%
      36,000   Al-Ahram Beverages Co. GDR
                  (Acquired 6/4/98-5/12/99,
                  Cost $580,760)(1)(2)                                 581,400
                  (food & beverage)
      76,000   Commercial International Bank(1)                        977,700
                  (banks)
      53,628   Egyptian Mobile Phone Network(1)                      1,830,304
                                                             ------------------
                  (wireless telecommunications)
                                                                     3,389,404
                                                             ------------------

ESTONIA - 0.6%
      95,000   Hansabank Ltd.(1)                                       569,788
                                                             ------------------
                  (banks)

FINLAND - 0.7%
      54,000   Hartwall Oyj Abp                                        681,320
                                                             ------------------
                  (food & beverage)
GREECE - 5.0%
      36,600   Delta Informatics S.A.                                  963,896
                  (information services)
      33,705   Folli-Follie Abee                                     1,637,871
                  (specialty stores)
      34,000   Lavipharm S.A.                                          452,923
                  (drugs)
      32,850   Lavipharm S.A. Rights(1)                                135,964
                  (drugs)
      22,000   Maillis                                                 792,532
                  (industrial parts)
       8,000   Titan Cement Company S.A.                               941,840
                                                             ------------------
                  (construction & real property)
                                                                     4,925,026
                                                             ------------------

Shares                                                         Value
-------------------------------------------------------------------------------

HONG KONG - 7.3%
     600,000   ASM Pacific Technology Limited                     $    961,823
                  (semiconductor)
     670,000   China Everbright Limited                                500,354
                  (financial services)
     550,000   China Telecom (Hong Kong) Ltd.(1)                     2,953,068
                  (wireless telecommunications)
      56,000   Hutchison Whampoa Limited                               688,598
                  (multi-industry)
     350,000   i-CABLE Communications Limited(1)                       538,531
                  (media)
     145,000   Johnson Electric Holdings Limited                     1,036,181
                  (electrical equipment)
     500,000   Pacific Century CyberWorks Limited(1)                   428,121
                                                             ------------------
                              (internet)
                                                                     7,106,676
                                                             ------------------

HUNGARY - 2.8%
      17,000   BorsodChem Rt.                                          518,685
                  (chemicals)
      33,500   North American Bus Industries Rt.(1)                    638,241
                  (motor vehicles & parts)
      18,000   Richter Gedeon Rt.                                      924,248
                  (drugs)
      40,000   Tisza Vegyi Kombinat Rt                                 648,679
                                                             ------------------
                  (chemicals)
                                                                     2,729,853
                                                             ------------------

INDIA - 7.1%
      57,000   Gujarat Ambuja Cements Ltd.                             751,158
                  (construction & real property)
       1,805   Hero Honda Motors Ltd.                                   45,182
                  (motor vehicles & parts)
       6,500   Infosys Technologies Limited                          1,385,209
                  (information services)
      89,995   Larsen & Toubro Ltd.                                    812,764
                  (heavy machinery)
     450,000   National Aluminium Co. Ltd.                             642,783
                  (mining & metals)
      12,000   Pentafour Software & Exports Ltd.                       239,931
                  (information services)
      15,000   Satyam Infoway Limited ADR(1)                         1,755,938
                  (internet)
      20,000   Wipro Limited                                           585,186
                  (computer software)
       5,000   Zee Telefilms Ltd.                                      786,954
                                                             ------------------
                  (media)
                                                                     7,005,105
                                                             ------------------

INDONESIA - 0.2%

      25,000   PT Telekomunikasi Indonesia ADR                         210,938
                                                             ------------------
                  (telephone)

See Notes to Financial Statements             www.americancentury.com        25

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

ISRAEL - 4.4%
      30,000   AudioCodes Ltd.(1)                                 $  1,786,875
                  (computer software)
       2,000   Check Point Software
                  Technologies Ltd.(1)                                 283,375
                  (computer software)
      11,000   Orbotech Ltd.(1)                                      1,009,250
                  (electrical equipment)
      37,000   Partner Communications
                  Company Ltd. ADR(1)                                  694,906
                  (wireless telecommunications)
      39,000   Point of Sale Ltd.(1)                                   533,812
                                                             ------------------
                  (computer software)
                                                                     4,308,218
                                                             ------------------

MEXICO - 11.6%
      60,000   Carso Global Telecom Cl A1(1)                           475,796
                  (telephone)
     223,841   Cemex SA de CV Cl A                                   1,093,066
                  (construction & real property)
     330,000   Corporacion GEO, S.A.
                  de C.V. Series B(1)                                1,121,019
                  (construction & real property)
     364,972   Corporacion Interamericana
                  de Entretenimiento S.A. Cl B(1)                    1,220,448
                  (entertainment)
     230,000   Fomento Economico Mexica UBD                            871,656
                  (food & beverage)
   2,700,000   Grupo Financiero Bancomer,
                  S.A. de C.V. Cl O                                    988,854
                  (banks)
     530,000   Grupo Financiero Banorte
                  S.A. de C.V. Cl O(1)                                 753,928
                  (banks)
     115,000   Grupo Iusacell S.A. de
                  C.V. Series L ADR(1)                               1,437,500
                  (wireless telecommunications)
      35,000   Grupo Televisa S.A. GDR(1)                            1,708,438
                  (media)
      13,400   Telefonos de Mexico, S.A. Cl L ADR                    1,240,338
                  (telephone)
      35,000   Tubos de Acero de Mexico, SA ADR                        439,688
                                                             ------------------
                  (industrial parts)
                                                                    11,350,731
                                                             ------------------

PEOPLES REPUBLIC OF CHINA - 0.8%
     478,000   Eastern Communications
                  Co., Ltd. Cl B                                       303,052
                  (electrical equipment)
   2,700,000   Shanghai Petrochemical Co.,
                  Ltd. Cl H                                            490,182
                                                             ------------------
                  (oil refining)
                                                                       793,234
                                                             ------------------

PERU - 0.8%
     500,000   Banco Wiese Sudameris                                   207,736
                  (banks)
      40,000   Southern Peru Copper Corp.                              595,000
                                                             ------------------
                  (mining & metals)
                                                                       802,736
                                                             ------------------

Shares                                                          Value
--------------------------------------------------------------------------------

PHILIPPINES - 1.5%
     750,000   La Tondena Distillers Inc.                         $    612,805
                  (food & beverage)
   6,000,000   Music Corp.(1)                                          907,317
                  (semiconductor)
     271,294   Music Corp. Warrants(1)                                       -
                                                             ------------------
                              (semiconductor)
                                                                     1,520,122
                                                             ------------------

POLAND - 2.2%
      52,500   Polski Koncern Naftowy SA GDR
                  (Acquired 11/22/99,
                  Cost $512,366)(1)(2)                                 542,062
                  (oil refining)
      16,000   Softbank S.A.                                           464,231
                  (computer software)
      19,380   Softbank S.A. GDR                                       625,005
                  (computer software)
      87,000   Telekomunikacja Polska S.A. ADR
                  (Acquired 10/25/99-10/29/99,
                  Cost $445,225)(2)                                    487,200
                                                             ------------------
                  (telephone)
                                                                     2,118,498
                                                             ------------------

RUSSIAN FEDERATION - 4.1%
      33,000   Gorkovsky Auto Plant (GAZ) Rights                       969,375
                  (motor vehicles & parts)
      23,500   Lukoil Holding ADR                                      803,406
                  (energy reserves & production)
     112,000   Sun Interbrew Ltd. GDR(1)                               378,000
                  (food & beverage)
     119,000   Surgutneftegaz ADR(1)                                 1,130,500
                  (energy reserves & production)
     100,000   Unified Energy Systems ADR                              737,500
                                                             ------------------
                  (electrical utility)
                                                                     4,018,781
                                                             ------------------

SINGAPORE - 4.1%
      23,000   Chartered Semiconductor
                  Manufacturing ADR(1)                               1,231,938
                  (semiconductor)
     163,000   Datacraft Asia Limited                                  788,920
                  (information services)
     380,000   GES International Limited                               343,605
                  (computer hardware &
                  business machines)
     470,000   OMNI Industries Limited                                 601,130
                  (computer hardware &
                  business machines)
      25,000   Singapore Press Holdings Ltd.                           468,471
                  (media)
      63,360   United Overseas Bank Ltd.                               565,378
                                                             ------------------
                  (banks)
                                                                     3,999,442
                                                             ------------------

SOUTH AFRICA - 8.4%
       22,000   Anglo American Platinum
                   Corp. Limited                                       658,789
                   (mining & metals)

26        1-800-345-2021                      See Notes to Financial Statements

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

      48,000   Compagnie Financiere Richemont
                  AG Depositary Receipts                          $  1,065,976
                  (multi-industry)
      25,000   Coronation Holdings Limited(1)                          497,734
                  (financial services)
     131,000   DataTec Limited                                       1,764,196
                  (computer hardware &
                  business machines)
     174,885   Dimension Data Holdings Ltd.(1)                         905,847
                  (information services)
     200,000   Foschini Limited                                        496,925
                  (specialty stores)
      25,000   Impala Platinum Holdings Limited                        910,489
                  (mining & metals)
     166,000   Ixchange Technology Holdings
                  Limited(1)                                           443,347
                  (computer software)
   1,000,000   Profurn Limited                                         987,375
                  (department stores)
     380,000   Softline Limited(1)                                     520,363
                                                             ------------------
                  (computer software)
                                                                     8,251,041
                                                             ------------------

SOUTH KOREA - 6.3%
      21,000   Halla Climate Control Co.                               960,104
                  (motor vehicles & parts)
      17,000   Hite Brewery Co., Ltd.(1)                               483,934
                  (food & beverage)
      25,000   Hyundai Electronics Industries Co.(1)                   513,263
                  (semiconductor)
       3,900   Hyundai Electronics Industries Co.
                  Rights()(1)                                           21,195
                  (semiconductor)
      31,456   Korea Data System                                       613,246
                  (computer hardware &
                  business machines)
      25,370   LG Investment & Securities
                  Co. Limited                                          599,645
                  (securities & asset management)
       3,000   Pohang Iron & Steel Co., Ltd.                           411,154
                  (mining & metals)
       9,982   Samsung Electronics                                   2,066,578
                  (electrical equipment)
      20,930   Telson Electronics Co. Ltd.(1)                          532,616
                                                             ------------------
                  (electrical equipment)
                                                                     6,201,735
                                                             ------------------

SPAIN - 1.1%
      32,000   Terra Networks, S.A.(1)                               1,103,204
                                                             ------------------
                  (internet)

TAIWAN (REPUBLIC OF CHINA) - 6.9%
      47,817   Asustek Computer Inc. GDR                               504,211
                  (computer hardware &
                  business  machines)
      23,799   Asustek Computer Inc. GDR
                  (Acquired 1/22/98-9/16/98,
                  Cost $130,543)(2)                                    374,239
                  (computer hardware &
                  business machines)

Shares                                                          Value
--------------------------------------------------------------------------------

     529,000   China Development Industrial Bank(1)               $    764,900
                  (financial services)
   1,606,500   China Steel Corp.                                     1,141,160
                  (mining & metals)
     155,400   Hon Hai Precision Industry(1)                         1,108,773
                  (computer hardware &
                  business machines)
     133,600   President Chain Store Corp.                             373,279
                  (specialty stores)
     145,000   Ritek Inc.(1)                                           869,771
                  (computer hardware &
                  business machines)
      45,600   Taiwan Semiconductor Manufacturing
                  Co. Ltd. ADR                                       1,633,050
                                                             ------------------
                  (semiconductor)
                                                                     6,769,383
                                                             ------------------

THAILAND - 0.6%
      40,000   Advanced Info Service Public
                  Co. Limited(1)                                       572,234
                                                             ------------------
                  (wireless telecommunications)

TURKEY - 3.9%
  12,000,000   Akcansa Cimento A.S.                                    180,685
                  (construction & real property)
  15,000,000   Cimsa Cimento Sanayi ve Ticaret A.S.                    260,604
                  (construction & real property)
  87,000,000   Dogan Sirketler Grubu Holding A.S.                    1,427,531
                  (multi-industry)
  30,000,000   Trakya Cam Sanayii A.S.                                 561,746
                  (home products)
  75,000,000   Yapi ve Kredi Bankasi A.S.                            1,375,410
                                                             ------------------
                  (banks)
                                                                     3,805,976
                                                             ------------------

UNITED KINGDOM - 0.8%
     115,000   Antofagasta Holdings plc                                774,348
                                                             ------------------
                  (mining & metals)

UNITED STATES - 2.8%
      10,000   Comverse Technology, Inc.(1)                          1,208,750
                  (computer software)
      70,000   FirstCom Corp.(1)                                     1,507,188
                                                             ------------------
                  (telephone)
                                                                     2,715,938
                                                             ------------------

TOTAL COMMON STOCKS,
RIGHTS & WARRANTS                                                   90,181,701
                                                             ------------------
   (Cost $66,160,028)

PREFERRED STOCKS & WARRANTS - 7.9%

BRAZIL - 7.6%
      16,000   Companhia Vale do Rio Doce Cl A                         384,982
                  (mining & metals)
  10,300,000   Petroleo Brasileiro S.A.                              2,080,889
                  (energy reserves & production)
 400,000,000   Tele Cellular Sul Participacoes S.A.                    809,152
                  (wireless telecommunications)
  67,000,000   Tele Centro Sul Participacoes S.A.                      930,265
                 (telephone)

See Notes to Financial Statements             www.americancentury.com        27

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

  60,000,000   Tele Norte Leste Participacoes S.A.                $  1,089,236
                  (telephone)
     290,000   Usinas Siderurgicas de Minas
                  Gerais S.A. Cl A                                   1,227,561
                  (gold)
  27,000,000   Votorantim Celulose e Papel S.A.                        904,072
                                                             ------------------
                  (forest products & paper)
                                                                     7,426,157
                                                             ------------------

THAILAND - 0.3%
     245,000   Siam Commercial Bank Public
                  Co. Limited(1)         (banks)                       259,101
     174,000   Siam Commercial Bank Public
                  Co. Limited Warrants(1)                               59,108
                                                             ------------------
                  (banks)
                                                                       318,209
                                                             ------------------

TOTAL PREFERRED STOCKS & WARRANTS                                    7,744,366
                                                             ------------------
   (Cost $6,140,020)

TOTAL INVESTMENT SECURITIES - 100.0%                               $97,926,067
                                                             ==================
   (Cost $72,300,048)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1999, was
    $1,984,901 which represented 2.0% of net assets.

28        1-800-345-2021                      See Notes to Financial Statements

Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                          INVESTOR CLASS                   ADVISOR CLASS
                        (INCEPTION 12/1/98)             (INCEPTION 2/5/99)
                                         MSCI                           MSCI
                    GLOBAL GROWTH     WORLD FREE    GLOBAL GROWTH    WORLD FREE
6 MONTHS*               40.47%          10.84%         40.13%          10.84%
1 YEAR/LIFE OF FUND     66.60%          19.76%         48.92%*         14.60%*

* Returns for periods less than one year are not annualized.

See pages 60-63 for information about share classes, the MSCI World Free Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/99
Global Growth       $16,660
MSCI World Free     $11,974

$10,000 investment made 12/1/98

[data shown in mountain chart]

                      Global Growth        MSCI World Free Index
Date                     Value                    Value
12/1/1998               $10,000                  $10,000
12/31/1998              $10,860                  $10,477
1/31/1999               $11,540                  $10,693
2/28/1999               $11,120                  $10,397
3/31/1999               $11,720                  $10,816
4/30/1999               $12,140                  $11,232
5/31/1999               $11,859                  $10,804
6/30/1999               $12,679                  $11,296
7/31/1999               $12,959                  $11,249
8/31/1999               $13,019                  $11,216
9/30/1999               $13,299                  $11,063
10/31/1999              $14,319                  $11,658
11/30/1999              $16,660                  $11,974

The graph at left shows the growth of a $10,000 investment over the life of the fund. The MSCI World Free Index is provided for comparison. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World
Free Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total
Returns table above). Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                  www.americancentury.com    29

Global Growth--Q&A
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]
     An interview with Bradley Amoils and Henrik Strabo, portfolio managers on the Global Growth team.

GLOBAL GROWTH CELEBRATED ITS FIRST ANNIVERSARY ON DECEMBER 1, 1999. HOW DID THE
FUND PERFORM DURING ITS FIRST FULL YEAR IN OPERATION?

     Global Growth posted an impressive 66.60% gain for the year ended November
30, 1999.(1) It dramatically outperformed its benchmark, the Morgan Stanley
Capital International World Free Index, which was up 19.76%. The average global fund tracked by Lipper Inc. gained 31.13% for the year. Global Growth's one-year performance placed it in the top 7% of its peers, ranking it 17 out of 246 global funds tracked by Lipper.(2)

     Much of the fund's performance occurred during the second half of the fiscal year. Global Growth gained 40.47% between May 31 and November 30, versus a 10.84% gain for its benchmark.

WHAT EXPLAINS THE FUND'S STRONG PERFORMANCE?

     Quite honestly, it was the investment process and the single-minded focus on selecting fast growing successful companies, wherever they may be around the globe. We combine the information from our proprietary database with extensive company analysis, including management interviews and industry research. We firmly believe this helps us put together a portfolio packed with strong, growing companies.

     A number of those opportunities were in Europe and Japan where telephone and information service-related companies performed very well. A number of specialty retailers and selected financial services stocks also did well. In the
United States, Internet-related stocks contributed handsomely, driven by infrastructure enhancements and broadening consumer use. The fund also benefited from the performance of select biotech companies.

THE UNITED STATES REMAINS YOUR LARGEST COUNTRY WEIGHTING. WHERE ARE YOU FINDING
THE BEST OPPORTUNITIES HERE AT HOME?

     Certainly one of the dominant themes we're seeing in the United States--
and frankly around the globe -- is the explosion taking place in information technology. Companies that make electronic equipment are benefiting from strong demand for computers, the boom in e-commerce, and wireless communications. Two
U.S. companies that are reaping the benefits of this trend are JDS Uniphase and
Sun Microsystems, both of which were among our largest holdings.

     JDS Uniphase is a leading supplier of communications equipment and components. The company is getting a big boost from telecommunication firms'
large capital outlays to increase the capacity of fiberoptic networks that must carry greater data traffic.

     Sun Microsystems makes computer workstations, servers and operating systems. Demand for their products has remained strong, fueled by the continued
move by corporations to company-wide networking and expanded use of the
Internet. The company is also moving into the financial services market,

[left margin]

"CERTAINLY ONE OF THE DOMINANT THEMES WE'RE SEEING IN THE UNITED STATES--AND
FRANKLY AROUND THE GLOBE --IS THE EXPLOSION TAKING PLACE IN INFORMATION
TECHNOLOGY."

PORTFOLIO AT A GLANCE
                                           11/30/99
NO. OF COMPANIES                             182
MEDIAN MARKET                               $18.3
   CAPITALIZATION                          BILLION
PORTFOLIO TURNOVER                           133%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                          1.30%

Investment terms are defined in the Glossary on pages 63-64.

(1) All fund returns referenced in this interview are for Investor Class shares

(2) Lipper rankings are based on average annual total returns.

30    1-800-345-2021

Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

where three major U.S. banks have announced their electronic bill-paying systems will use Sun technologies.

WHAT DO YOU SEE DRIVING THE RECOVERY IN JAPAN AND EUROPE?

     Several factors are at work. Japan's financial markets are rebounding, thanks to corporate restructuring, continued strength in the U.S. economy, and the recovery in Southeast Asia.

     But this masks what is really happening in Japan. We're seeing a "new
Japan" emerge as globalization of the world economy is forcing firms to adopt western ways of managing their operations. Some corporations are realizing that innovation, driven by the Internet, is dealing a death blow to inefficient use of capital.

     The story is similar in Europe, which is now many months into its effort to create a new business environment. Pension reform, privatization, and Europeans'
changing attitudes about personal investing continue to act as powerful catalysts for growth. European businesses are also adopting western management styles, with a greater focus on profits, shareholder value and global marketing

     The technology theme driving growth in the United States is even more pronounced throughout Europe and in Japan. While a smaller percentage of people in Europe and Japan own personal computers than in the United States, the level of cellular phone ownership in those regions is much greater. Convenience and price are driving the popularity of cellular service in Europe and Japan, and demand for wireless phone service and Internet access in those countries is soaring.

HOW ARE YOU APPROACHING THIS SITUATION?

     The most obvious approach, of course, is owning leading wireless service providers and information technology firms.

     We can begin with wireless communications companies, which represented one of Global Growth's largest and most rewarding industry stakes this year. Our biggest position was Mannesman AG, Germany's largest wireless provider.
Deregulation of Europe's telecommunications industry created a highly competitive arena in which Mannesman has been an aggressive player. The company strategically expanded into France and Italy, effectively capturing market share for wireless and fixed-line service and is establishing itself as one of
Europe's leading providers of electronic commerce and high-speed data communications.

     China Telecom (Hong Kong) is another telephone company that contributed.
Mobile service is showing explosive growth among China's population, and China
Telecom (HK) is moving to capitalize on that trend. The company's network is expanding and now covers most of the Eastern Seaboard. China Telecom (HK) is adding nearly 500,000 subscribers monthly. Given the underdeveloped state of telecommunications infrastructure in the People's Republic of China, this subscriber growth should continue in the future.

     Growth in the computer arena was equally robust. Global Growth's top contributor for the year was NTT Data Corporation, a large Japanese information services provider that supplies computer systems to central and local governments, banks and companies. NTT Data's data services business generates half its sales from the public sector and is benefiting from steadily

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                          11/30/99             5/31/99
MANNESMANN AG                               2.7%                1.8%
SOFTBANK CORP.                              2.3%                  --
CHINA TELECOM
   (HONG KONG) LTD.                         1.6%                  --
SONY CORP.                                  1.6%                1.1%
MICROSOFT CORP.                             1.5%                1.7%
QUALCOMM INC.                               1.5%                0.4%
NTT DATA CORP.                              1.5%                0.2%
NOKIA CORP. CL A ADR                        1.4%                0.9%
VIVENDI                                     1.4%                1.5%
AMERICA ONLINE INC.                         1.2%                0.7%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                          11/30/99             5/31/99
ELECTRICAL EQUIPMENT                        13.4%               8.2%
MEDIA                                       10.3%               8.4%
WIRELESS
   COMMUNICATIONS                            9.4%               6.0%
TELEPHONE                                    9.1%              11.6%
INFORMATION SERVICES                         6.8%               2.0%

                                      www.americancentury.com        31

Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

increasing demand from government ministries. The stock almost tripled this year, driven in part by merger activity within Japan's financial industry, which has forced many banks, brokerages and insurance companies to invest in new computer systems.

WHICH INDUSTRIES OUTSIDE OF TECHNOLOGY ADDED TO PERFORMANCE?

     We are seeing growth among selected retailers, which reflects a new and distinct theme in consumer behavior, particularly in Europe, the United States and Japan. Consumers are demonstrating they are willing to pay up for one or two luxury items, but then will look for value elsewhere. Stores in the middle are struggling. That's why we've built our retail holding with high-end names, such as jewelry retailer, Tiffany, and Hennes & Mauritz AB, a Swedish clothing company.

     Tiffany has been an outstanding performer. This U.S.-based firm has seen its domestic sales increase 28% as a booming economy sent shoppers into their stores, and demand in Japan and Europe pushed the company's international sales up 31%. Tiffany's success is the result of its strong marketing and brand development and a strong focus on new product development.

     Hennes & Mauritz designs and markets upscale fashion clothing and cosmetics, which it markets through more than 550 retail outlets across Europe.
The company has enjoyed great success extending its lines into Europe's most fashionable shopping areas, and will expand into the United States with the upcoming launch of several stores in New York City.

     We're also seeing dramatic growth in media, which is among our heaviest industry positions. Profits are being fueled in part by the consumer boom in the
United States and the recovery in the Asia-Pacific region. Demand is particularly great for so-called "out-of-home" media, such as billboards and car radios, which are seeing an unprecedented boom in ad sales.
Two portfolio names that illustrate this trend are London-based Saatchi &
Saatchi, which creates advertising for Proctor & Gamble and Hewlett-Packard, and Infiniti Broadcasting, the New York-based radio and outdoor advertising arm of CBS. Advertising spending worldwide in 1999 topped $300 billion and is expected to rise more than 6% in 2000.

WHICH HOLDINGS WERE DISAPPOINTING?

     Banks and financial services companies detracted from performance. They struggled in the wake of uncertainty about interest rates following increases in the United States. When rates rise, the value of bonds held in banks' portfolios drops. This group is also facing increasing competition from non-bank financial service providers (including new Internet companies), which is making it harder for them to grow their revenues.

     In the United States, pharmaceutical firms and telecommunications companies were affected by regulatory uncertainty. Gillette also detracted from performance as revenues were slowed by reduced demand from emerging markets and pricing pressures in Europe and the United States.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF NOVEMBER 30, 1999

[data shown in pie chart]

Common Stocks & Rights               93.6%
Temporary Cash Investments            4.5%
Preferred Stocks                      1.9%

AS OF MAY 31, 1999

[data shown in pie chart]

Common Stocks & Rights               91.8%
Temporary Cash Investments            7.2%
Preferred Stocks                      1.0%

GLOBAL GROWTH'S INVESTMENTS BY COUNTRY

[data shown in bar chart]

                        11/30/99             5/31/99
United States*           35.9%                48.5%
Japan                    15.7%                 7.2%
U.K.                      9.1%                 9.6%
France                    7.9%                 6.5%
Germany                   7.7%                 4.3%
Other                    23.7%                23.9%

*Includes temporary cash investments.

32    1-800-345-2021

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 93.6%

AUSTRALIA - 0.2%
     186,810  Cable & Wireless Optus Limited(1)                $       487,470
                                                             ------------------
                 (wireless telecommunications)

BELGIUM  - 0.2%
      15,915  Fortis (B)                                               548,992
                                                             ------------------
                 (property & casualty insurance)

CANADA - 1.2%
      26,800  Nortel Networks Corp.
                 New York Shares                                     1,983,200
                 (electrical equipment)
      20,000  QLT PhotoTherapeutics Inc.(1)                            895,522
                                                             ------------------
                 (drugs)
                                                                     2,878,722
                                                             ------------------

DENMARK - 0.9%
       9,000  ISS International Service
                 System A/S(1)                                         524,064
                 (industrial services)
       5,085  Novo Nordisk A/S Cl B                                    664,494
                 (drugs)
      13,200  Tele Danmark A/S                                         850,852
                                                             ------------------
                 (telephone)
                                                                     2,039,410
                                                             ------------------

FINLAND - 2.6%
      24,400  Nokia Corp. Cl A ADR                                   3,371,775
                 (electrical equipment)
      66,663  Sonera Group Oyj                                       2,755,037
                                                             ------------------
                 (wireless telecommunications)
                                                                     6,126,812
                                                             ------------------

FRANCE - 7.9%
       8,209  Alcatel Alsthom Compagnie Generale                     1,592,479
                 (information services)
       3,209  Altran Technologies SA                                 1,528,003
                 (information services)
       7,746  Axa                                                    1,045,228
                 (property & casualty insurance)
       2,830  Cap Gemini SA                                            500,799
                 (information services)
       6,544  Carrefour SA                                           1,140,886
                 (specialty stores)
      15,000  GFI Informatique                                       1,566,044
                 (information services)
       3,400  Groupe Danone                                            789,088
                 (food & beverage)
       4,400  Havas Advertising SA                                   1,667,222
                 (media)

Shares                                                          Value
--------------------------------------------------------------------------------

       5,700  Lafarge SA                                       $       537,942
                 (construction & real property)
       3,700  NRJ SA                                                 1,689,090
                 (media)
       4,600  Pinault-Printemps-Redoute SA                             959,580
                 (department stores)
       5,000  Societe Television Francaise 1                         1,813,950
                 (media)
       3,800  Total SA Cl B                                            505,870
                 (oil refining)
      41,245  Vivendi                                                3,304,390
                                                             ------------------
                 (multi-industry)
                                                                    18,640,571
                                                             ------------------

GERMANY - 6.1%
       4,600  DePfa Deutsche Pfandbriefbank AG                         347,674
                 (banks)
       8,600  Douglas Holding AG                                       369,633
                 (specialty stores)
       5,650  EM.TV & Merchandising AG                                 438,991
                 (media)
      40,237  Epcos AG(1)                                            2,514,028
                 (semiconductor)
      50,000  GfK AG(1)                                              1,612,400
                 (media)
       3,075  Heyde AG Beratung Software(1)                            254,104
                 (computer software)
       3,500  Intershop Communications AG(1)                           698,265
                 (computer software)
      29,860  Mannesmann AG                                          6,289,106
                 (wireless telecommunications)
      10,000  PrimaCom AG(1)                                           456,007
                 (media)
      13,000  SCM Microsystems, Inc.(1)                                781,460
                 (electrical equipment)
       6,800  Siemens AG                                               684,585
                                                             ------------------
                 (electrical equipment)
                                                                    14,446,253
                                                             ------------------

HONG KONG - 1.9%

     714,000  China Telecom (Hong Kong) Ltd.(1)                      3,833,619
                 (wireless telecommunications)
         580  i-CABLE Communications Limited(1)                            892
                 (media)
     232,171  Wharf (Holdings) Ltd.                                    588,910
                                                             ------------------
                 (multi-industry)
                                                                     4,423,421
                                                             ------------------

ISRAEL - 0.3%
       5,100  Check Point Software
                 Technologies Ltd.(1)                                  722,606
                                                             ------------------
                 (computer software)

See Notes to Financial Statements             www.americancentury.com        33

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

ITALY - 2.6%
     144,400  Banca Intesa S.p.A.                              $       617,001
                 (banks)
      80,509  Buffetti SpA                                             728,574
                 (specialty stores)
      34,486  Gruppo Editoriale L'Espresso                             973,091
                 (media)
      87,500  Mediolanum SpA                                           767,150
                 (life & health insurance)
      45,200  Mondadori (Arnoldo) Editore SpA                          926,493
                 (media)
     335,711  Seat Pagine Gialle SpA                                   683,392
                 (internet)
     126,300  Telecom Italia SpA                                     1,392,430
                                                             ------------------
                 (telephone)
                                                                     6,088,131
                                                             ------------------

JAPAN - 15.7%
      45,000  Fujitsu Ltd.                                           1,598,940
                  (electrical equipment)
     200,000  Hitachi Ltd.                                           2,767,962
                 (electrical equipment)
          26  Japan Telecom Co. Ltd.                                 1,020,809
                 (telephone)
      26,000  Kao Corporation                                          773,263
                 (home products)
       8,600  KDD Corp.                                              1,190,224
                 (telephone)
       3,300  Keyence Corporation                                      939,340
                 (electrical equipment)
      16,000  KYOCERA CORP.                                          1,933,255
                 (semiconductor)
       3,000  Matsushita Communication
                 Industrial Co., Ltd.                                  577,150
                 (electrical equipment)
      21,000  Matsushita Electric Industrial Co., Ltd.                 532,833
                 (electrical equipment)
      46,000  NEC Corp.                                              1,076,855
                 (electrical equipment)
          93  Nippon Telegraph & Telephone                           1,670,495
                 (telephone)
      50,000  Nomura Securities Co., Ltd.                              893,208
                 (securities & asset management)
         146  NTT Data Corp.                                         3,568,316
                 (information services)
          76  NTT Mobile Communications
                 Network, Inc.                                       2,670,593
                 (wireless telecommunications)
      40,000  Omron Corp.                                              979,584
                 (electrical equipment)
       4,800  Ryohin Keikaku Co. Limited                             1,133,098
                 (department stores)
       3,100  SMC Corp.                                                548,312
                 (industrial parts)
       7,500  Softbank Corp.                                         5,425,501
                 (internet)
      20,400  Sony Corp.                                             3,784,453
                 (electrical equipment)

Shares                                                         Value
-------------------------------------------------------------------------------

      52,000  Sumitomo Bank, Ltd. (The)                        $       798,783
                 (banks)
       9,000  Tokyo Electron Ltd.                                      936,396
                 (electrical equipment)
      41,000  Toyota Motor Corp.                                     1,392,422
                 (motor vehicles & parts)
       4,000  Trend Micro Inc.                                         851,983
                                                             ------------------
                 (computer software)
                                                                    37,063,775
                                                             ------------------

MEXICO - 0.5%
       9,300  Grupo Televisa S.A. GDR(1)                               453,956
                 (media)
       8,300  Telefonos de Mexico, S.A. Cl L ADR                       768,269
                                                             ------------------
                 (telephone)
                                                                     1,222,225
                                                             ------------------

NETHERLANDS - 3.8%
      19,100  Getronics N.V.                                         1,169,318
                 (information services)
      10,500  Gucci Group N.V. New York Shares                         874,125
                 (apparel & textiles)
      18,362  ING Groep N.V.                                         1,033,465
                 (financial services)
      13,000  Phillips Electronics N.V.
                 New York Shares                                     1,553,500
                 (electrical equipment)
      18,600  Randstad Holdings N.V.                                   933,459
                 (industrial services)
      18,200  United Pan-Europe
                 Communications NV(1)                                1,788,252
                 (telephone)
      31,600  VNU N.V.                                               1,253,097
                 (publishing)
      13,349  Wolters Kluwer NV                                        402,901
                                                             ------------------
                 (publishing)
                                                                     9,008,117
                                                             ------------------

PORTUGAL - 0.3%
      17,219  PT MULTIMEDIA(1)                                         678,828
                                                             ------------------
                 (internet)

SINGAPORE - 0.9%
      26,749  DBS Group Holdings Ltd.                                  346,894
                 (banks)
      35,000  Singapore Press Holdings Ltd.                            655,860
                 (media)
     434,000  Singapore Technologies
                 Engineering Ltd.                                      648,031
                 (industrial services)
      45,408  United Overseas Bank Ltd.                                405,187
                                                             ------------------
                 (banks)
                                                                     2,055,972
                                                             ------------------

SOUTH KOREA - 0.4%
       5,000  Samsung Electronics                                    1,035,152
                                                             ------------------
                 (electrical equipment)

34        1-800-345-2021                      See Notes to Financial Statements

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

SPAIN - 2.0%
      14,477  Sogecable, S.A.(1)                                $      457,955
                 (media)
      40,000  Telefonica Publicidad e
                 Informacion, S.A.(1)                                1,213,331
                 (information services)
      67,133  Telefonica S.A.(1)                                     1,399,070
                 (telephone)
      48,497  Terra Networks, S.A.(1)                                1,671,940
                                                             ------------------
                 (internet)
                                                                     4,742,296
                                                             ------------------

SWEDEN - 3.1%
      16,000  Ericsson (L.M.) Telephone Co. ADR                        771,500
                 (electrical equipment)
      44,500  Hennes & Mauritz AB Cl B                               1,412,399
                 (specialty stores)
      59,955  Modern Times Group MTG AB Cl B(1)                      1,994,553
                 (media)
      51,000  Optosof AB Cl B(1)                                       839,329
                 (information services)
      49,200  Securitas AB Cl B                                        818,381
                 (industrial services)
      64,900  Skandia Forsakrings AB                                 1,552,540
                                                             ------------------
                 (financial services)
                                                                     7,388,702
                                                             ------------------

SWITZERLAND - 2.1%
      18,723  ABB Ltd.                                               1,851,227
                 (specialty stores)
       5,400  Credit Suisse Group                                    1,010,123
                 (financial services)
         648  Holderbank Financiere
                 Glarus AG Cl B                                        812,037
                 (construction & real property)
         409  Nestle S.A.                                              736,015
                 (food & beverage)
         378  Novartis AG                                              589,199
                                                             ------------------
                 (drugs)
                                                                     4,998,601
                                                             ------------------

TAIWAN (REPUBLIC OF CHINA) - 0.4%
      45,000  Hon Hai Precision Industry
              Co., Ltd. GDR (Acquired 9/30/99,
              Cost $625,050)(1)(2)                                     841,500
                                                             ------------------
                 (computer hardware &
                 business machines)

UNITED KINGDOM - 9.1%
     112,600  Amvescap Plc                                           1,164,713
                 (financial services)
      12,842  ARM Holdings plc(1)                                      631,762
                 (semiconductor)
      15,000  AstraZeneca Group plc                                    670,471
                 (drugs)
      23,600  Barclays PLC                                             682,388
                 (banks)
       9,200  BP Amoco Plc ADR                                         560,625
                 (oil refining)
      26,284  British Aerospace PLC                                    150,634
                 (defense/aerospace)

Shares                                                          Value
--------------------------------------------------------------------------------

       76,015  British Telecommunications plc                   $    1,528,246
                  (telephone)
       70,500  Capita Group Plc                                      1,277,716
                  (industrial services)
      359,200  Centrica plc                                          1,067,309
                  (gas & water utilities)
       14,100  CMG plc                                                 745,344
                  (information services)
       45,484  COLT Telecom Group plc(1)                             1,719,879
                  (telephone)
       68,500  Compass Group PLC                                       831,658
                  (industrial services)
       59,900  Lloyds TSB Group plc                                    767,914
                  (banks)
       50,400  Logica plc                                            1,219,787
                  (information services)
       61,300  Marconi plc                                             784,883
                  (electrical equipment)
       27,600  Orange plc(1)                                           835,524
                  (wireless telecommunications)
       35,200  Pearson plc                                             842,355
                  (media)
       52,100  Prudential Corporation PLC                              856,850
                  (property & casualty insurance)
      220,166  Saatchi & Saatchi plc                                 1,076,248
                  (media)
      103,800  Shire Pharmaceuticals Group PLC(1)                    1,108,510
                  (drugs)
      124,363  TeleWest Communications plc(1)                          585,580
                  (telephone)
      157,135  Vodafone AirTouch                                       741,146
                  (wireless telecommunications)
      108,800  WPP Group plc                                         1,599,903
                                                             ------------------
                  (media)
                                                                    21,449,445
                                                             ------------------

UNITED STATES - 31.4%
        7,000  Allergan, Inc.                                          688,625
                  (drugs)
       10,000  ALLTEL Corp.                                            865,000
                  (wireless telecommunications)
       21,000  Amdocs Ltd.(1)                                          738,938
                  (computer software)
       40,000  America Online Inc.(1)                                2,907,500
                  (internet)
       10,000  American Express Co.                                  1,513,125
                  (financial services)
       11,875  American International Group, Inc.                    1,226,094
                  (property & casualty insurance)
       21,000  Amgen Inc.(1)                                           956,156
                  (drugs)
       10,500  Anheuser-Busch Companies, Inc.                          785,531
                  (alcohol)
       17,000  AT&T Corp.                                              949,875
                  (telephone)
        8,000  Biogen, Inc.(1)                                         584,250
                  (drugs)
       14,000  Cablevision Systems Corp. Cl A(1)                       959,875
                  (media)

See Notes to Financial Statements             www.americancentury.com        35

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

      50,000  Charter Communications, Inc.(1)                  $     1,157,812
                 (media)
       9,000  Chase Manhattan Corp.                                    695,250
                 (banks)
      26,000  Cisco Systems Inc.(1)                                  2,318,062
                 (computer hardware &
                 business machines)
      28,000  Citigroup Inc.                                         1,508,500
                 (banks)
      14,000  Colgate-Palmolive Co.                                    768,250
                 (home products)
      20,400  Comcast Corp. Cl A                                       921,825
                 (media)
       9,000  Corning Inc.                                             843,188
                 (electrical equipment)
      16,000  Covad Communications Group, Inc.(1)                      830,500
                 (telephone)
      11,000  Electronic Arts Inc.(1)                                1,153,625
                 (computer software)
      10,000  EMC Corp. (Mass.)(1)                                     835,625
                 (computer hardware &
                 business machines)
      39,000  Enron Corp.                                            1,484,438
                 (oil refining)
       5,800  Foundry Networks, Inc.(1)                              1,365,719
                 (computer hardware &
                 business machines)
      19,000  Gemstar International Group Ltd.(1)                    2,143,438
                 (information services)
      16,300  General Electric Co. (U.S.)                            2,119,000
                 (multi-industry)
      16,000  General Instrument Corp.(1)                            1,048,000
                 (electrical equipment)
      10,000  GTE Corp.                                                730,000
                 (telephone)
      24,500  Infinity Broadcasting Corp. Cl A(1)                      892,719
                 (media)
      14,000  Intel Corp.                                            1,072,750
                 (semiconductor)
      18,000  International Business Machines Corp.                  1,855,125
                 (computer hardware &
                 business machines)
      11,588  JDS Uniphase Corp.(1)                                  2,650,393
                 (electrical equipment)
      19,000  Johnson & Johnson                                      1,971,250
                 (medical products & supplies)
       3,800  Juniper Networks, Inc.(1)                              1,052,362
                 (computer hardware &
                 business machines)
       9,000  Lucent Technologies Inc.                                 657,562
                 (electrical equipment)
      24,000  MCI WorldCom, Inc.(1)                                  1,984,500
                 (telephone)
      15,000  Merck & Co., Inc.                                      1,177,500
                 (drugs)
       8,000  Micromuse Inc.(1)                                        915,250
                 (computer software)
      40,000  Microsoft Corp.(1)                                     3,641,250
                 (computer software)

Shares                                                         Value
-------------------------------------------------------------------------------

       5,000  Morgan Stanley Dean Witter & Co.                  $      603,125
                  (securities & asset management)
       7,500  Motorola, Inc.                                           856,875
                  (electrical equipment)
       8,900  NTL Inc.(1)                                              811,569
                 (telephone)
      47,000  Pfizer, Inc.                                           1,700,812
                 (drugs)
      12,000  Procter & Gamble Co. (The)                             1,296,000
                 (home products)
      10,000  QUALCOMM Inc.(1)                                       3,622,812
                 (wireless communications)
      40,000  Qwest Communications
                 International Inc.(1)                               1,366,250
                 (telephone)
      19,740  SBC Communications Inc.                                1,025,246
                 (telephone)
      17,000  Siebel Systems, Inc.(1)                                1,192,125
                 (computer software)
      11,300  Solectron Corp.(1)                                       930,838
                 (electrical equipment)
      25,600  Spanish Broadcasting System,
                 Inc. Cl A(1)                                          812,000
                 (media)
      14,000  Sun Microsystems, Inc.(1)                              1,851,062
                 (computer hardware &
                 business machines)
       8,100  Tellabs, Inc.(1)                                         525,488
                 (electrical equipment)
      28,000  Tiffany & Co.                                          2,170,000
                 (specialty stores)
      32,000  Time Warner Inc.                                       1,974,000
                 (media)
      14,100  Tyco International Ltd.                                  564,881
                 (industrial parts)
      12,000  Univision Communications Inc. Cl A(1)                  1,050,000
                 (media)
      33,000  Wal-Mart Stores, Inc.                                  1,901,625
                                                             ------------------
                 (department stores)
                                                                    74,223,570
                                                             ------------------
TOTAL COMMON STOCKS                                                221,110,571
                                                             ------------------
   (Cost $161,264,444)

PREFERRED STOCKS - 1.9%

BRAZIL - 0.3%
   3,960,000  Petroleo Brasileiro S.A.                                 800,031
                                                             ------------------
                 (energy reserves & production)

GERMANY - 1.6%
       9,000  Marschollek, Lautenschlaeger und
                 Partner AG                                          2,612,088
                 (financial services)
         400  Porsche AG                                             1,074,262
                                                             ------------------
                 (motor vehicles & parts)
                                                                     3,686,350
                                                             ------------------

TOTAL PREFERRED STOCKS                                               4,486,381
                                                             ------------------
   (Cost $3,510,242)

36        1-800-345-2021                      See Notes to Financial Statements

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

Principal Amount                                                Value
--------------------------------------------------------------------------------

CORPORATE BONDS(3)

UNITED KINGDOM
   GBP              8,301  British Aerospace PLC, 7.45%
                              11/29/03                        $         13,029
                                                             ------------------
                              (defense/aerospace)
   (Cost $0)

TEMPORARY CASH INVESTMENTS - 4.5%
   Repurchase Agreement, BA Security Services,
       Inc. (U.S. Treasury obligations), in a joint trading
       account at 5.55%, dated 11/30/99, due
       12/1/99 (Delivery value $10,601,634)                         10,600,000
                                                             ------------------
   (Cost $10,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $236,209,981
                                                             ==================
   (Cost $175,374,686)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts           Settlement                                  Unrealized
    to Sell              Date                 Value                  Gain
-------------------------------------------------------------------------------

 2,963,367  EURO       12/30/99             $2,993,635              $5,796
                                          =====================================
(Value on Settlement Date $2,999,431)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GBP = British Pound

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999, was $841,500 which represented 0.4% of net assets.

(3) Category is less than 0.05% of total investment securities.

See Notes to Financial Statements                 www.americancentury.com    37

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 1999
                                          INTERNATIONAL    INTERNATIONAL      EMERGING        GLOBAL
                                             GROWTH          DISCOVERY        MARKETS         GROWTH
ASSETS
Investment securities, at value
  (identified cost of
  $2,527,045,522, $924,781,153,
  $72,300,048, and $175,374,686,
  respectively) (Note 3) ..............  $3,912,053,881   $1,580,269,995    $97,926,067    $236,209,981
Foreign currency holdings, at
  value (identified cost
  of $0, $22,938,427, $2,270,790,
  and $0, respectively) ...............               -       22,959,515      2,270,935               -
Cash ..................................         405,390                -         35,236         505,865
Receivable for forward foreign
  currency exchange contracts .........         118,471           54,045              -           5,796
Receivable for investments sold .......      15,898,323       20,034,178        896,820       2,508,813
Receivable for capital shares sold ....      24,002,051                -              -               -
Dividends and interest receivable .....       5,603,269        1,466,020         41,496         124,145
                                        ----------------  ---------------  -------------  --------------
                                          3,958,081,385    1,624,783,753    101,170,554     239,354,600
                                        ----------------  ---------------  -------------  --------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .................               -        1,670,639              -               -
Payable for investments purchased .....      44,656,685       30,509,000      2,012,699       5,193,480
Payable for capital shares redeemed ...      14,450,962                -              -               -
Accrued management fees (Note 2) ......       3,697,744        1,701,458        148,788         225,624
Distribution fees payable (Note 2) ....          11,715               10             26              20
Service fees payable (Note 2) .........          11,715               10             26              20
Accrued directors' fees and expenses ..           1,720              656             42              96
                                        ----------------  ---------------  -------------  --------------
                                             62,830,541       33,881,773      2,161,581       5,419,240
                                        ----------------  ---------------  -------------  --------------
Net Assets ............................  $3,895,250,844   $1,590,901,980     $99,008,97    $233,935,360
                                        ================  ===============  =============  ==============

NET ASSETS CONSIST OF
Capital (par value and
  paid-in surplus) ....................  $2,311,705,709   $  848,020,994    $75,157,747    $161,507,636
Accumulated undistributed
  net investment income (loss) ........       1,682,440            1,223              -          (2,867)
Accumulated undistributed
  net realized gain (loss)
  on investment and foreign
  currency transactions ...............     196,806,221       90,540,886     (1,333,259)     11,570,454
Net unrealized appreciation
  on investments and
  translation of assets and
  liabilities in foreign
  currencies (Note 3) .................   1,385,056,474      652,338,877     25,184,485      60,860,137
                                        ----------------  ---------------  -------------  --------------
                                         $3,895,250,844   $1,590,901,980    $99,008,973    $233,935,360
                                        ================  ===============  =============  ==============

Investor Class, $0.01 Par Value
Net assets ............................  $3,701,902,791   $1,408,623,517    $82,359,253    $233,822,914
Shares outstanding ....................     284,335,795       92,651,386     14,653,998      28,085,416
Net asset value per share .............          $13.02           $15.20          $5.62           $8.33

Advisor Class, $0.01 Par Value
Net assets ............................     $61,316,590          $56,791       $142,544        $112,446
Shares outstanding ....................       4,718,909            3,750         25,400          13,524
Net asset value per share .............          $12.99           $15.14          $5.61           $8.31

Institutional Class, $0.01 Par Value
Net assets ............................    $132,031,463     $182,221,672    $16,507,176             N/A
Shares outstanding ....................      10,118,701       11,954,312      2,933,695             N/A
Net asset value per share .............          $13.05           $15.24          $5.63             N/A

38        1-800-345-2021                      See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED NOVEMBER 30, 1999
                                          INTERNATIONAL    INTERNATIONAL      EMERGING        GLOBAL
                                             GROWTH          DISCOVERY        MARKETS         GROWTH
INVESTMENT LOSS
Income:
Dividends (net of foreign taxes
  withheld of $4,437,993,
  $989,386, $54,262, and
  $93,491, respectively) ............. $     31,994,584   $    7,058,273   $     854,583   $  1,000,454
Interest .............................        4,087,473        2,310,544          64,602        395,360
                                       -----------------  ---------------  --------------  -------------
                                             36,082,057        9,368,817         919,185      1,395,814
                                       -----------------  ---------------  --------------  -------------
Expenses (Note 2):
Management fees ......................       37,688,188       15,969,351       1,069,576      1,645,420
Distribution fees- Advisor Class .....           89,772               55             120            115
Service fees - Advisor Class .........           89,772               55             120            115
Directors' fees and expenses .........           24,793            8,441             447          1,027
                                       -----------------  ---------------  --------------  -------------
                                             37,892,525       15,977,902       1,070,263      1,646,677
                                       -----------------  ---------------  --------------  -------------
Net investment loss ..................       (1,810,468)      (6,609,085)       (151,078)      (250,863)
                                       -----------------  ---------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments (net of foreign
  taxes withheld of $0, $730,456,
  $130,263, and $0, respectively) ....      266,613,049      112,196,249       7,130,081     12,634,537
Foreign currency transactions ........      (21,492,839)      (5,163,030)     (1,687,151)      (816,087)
                                       -----------------  ---------------  --------------  -------------
                                            245,120,210      107,033,219       5,442,930     11,818,450
                                        ----------------  ---------------  -------------  --------------
Change in net unrealized
  appreciation on:
Investments (net of foreign
  taxes accrued of $0, $3,218,747,
  $440,094, and $0, respectively) ....      944,518,147      501,764,378      23,813,381     61,882,872
Translation of assets and
  liabilities in foreign currencies ..      (17,183,714)     (21,660,632)     (1,202,836)    (1,022,735)
                                       -----------------  ---------------  --------------  -------------
                                            927,334,433      480,103,746      22,610,545     60,860,137
                                       -----------------  ---------------  --------------  -------------
Net realized and unrealized gain on
  investments and foreign currency ...    1,172,454,643      587,136,965      28,053,475     72,678,587
                                       -----------------  ---------------  --------------  -------------
Net Increase in Net Assets
Resulting from Operations ............   $1,170,644,175     $580,527,880     $27,902,397    $72,427,724
                                       =================  ===============  ==============  =============

See Notes to Financial Statements             www.americancentury.com        39

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED NOVEMBER 30, 1999 AND NOVEMBER 30, 1998

                                            INTERNATIONAL GROWTH                INTERNATIONAL DISCOVERY
Increase in Net Assets                    1999                1998              1999               1998

OPERATIONS
Net investment income (loss) ......$      (1,810,468)  $    7,275,076   $      (6,609,085)  $   (2,736,864)
Net realized gain (loss) on
  investments and foreign
  currency transactions ...........      245,120,210        9,916,493         107,033,219       (3,456,660)
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ..............      927,334,433      289,105,638         480,103,746       77,131,758
                                   ------------------  ---------------  ------------------  ---------------
Net increase (decrease) in
  net assets resulting
  from operations .................    1,170,644,175      306,297,207         580,527,880       70,938,234
                                   ------------------  ---------------  ------------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................       (4,441,422)      (5,227,590)                  -       (1,491,376)
  Advisor Class ...................          (11,642)          (5,388)                  -                -
  Institutional Class .............          (57,931)         (57,980)                  -                -
From net realized gains on
 investment transactions:
  Investor Class ..................      (38,836,031)    (237,083,658)         (2,870,473)     (33,708,327)
  Advisor Class ...................         (345,866)      (1,325,086)                (40)               -
  Institutional Class .............         (225,320)      (2,488,279)           (229,210)               -
                                   ------------------  ---------------  ------------------  ---------------
Decrease in net assets
  from distributions ..............      (43,918,212)    (246,187,981)         (3,099,723)     (35,199,703)
                                   ------------------  ---------------  ------------------  ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ......      285,165,978      666,675,328         170,993,276      180,415,416
                                   ------------------  ---------------  ------------------  ---------------
Net increase in net assets ........    1,411,891,941      726,784,554         748,421,433      216,153,947

NET ASSETS
Beginning of period ...............    2,483,358,903    1,756,574,349         842,480,547      626,326,600
                                   ------------------  ---------------  ------------------  ---------------
End of period .....................   $3,895,250,844   $2,483,358,903      $1,590,901,980     $842,480,547
                                   ==================  ===============  ==================  ===============
Undistributed net investment
  income (loss) ...................       $1,682,440       $4,639,770              $1,223        $(142,872)
                                   ==================  ===============  ==================  ===============

40        1-800-345-2021                      See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED NOVEMBER 30, 1999 AND NOVEMBER 30, 1998

Increase in Net Assets

                                                EMERGING MARKETS               GLOBAL GROWTH
                                             1999             1998                  1999

OPERATIONS
Net investment income (loss) .......  $    (151,078)   $        (6,575)      $      (250,863)
Net realized gain (loss)
  on investments and foreign
  currency transactions ............      5,442,930         (6,498,850)           11,818,450
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities
  in foreign currencies ............     22,610,545          3,572,630            60,860,137
                                      --------------   ----------------      ----------------
Net increase (decrease) in
  net assets resulting
  from operations ..................     27,902,397         (2,932,795)           72,427,724
                                      --------------   ----------------      ----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................              -                  -                     -
  Advisor Class ....................              -                  -                     -
  Institutional Class ..............              -                  -                     -
From net realized gains on
 investment transactions:
  Investor Class ...................              -                  -                     -
  Advisor Class ....................              -                  -                     -
  Institutional Class ..............              -                  -                     -
                                      --------------   ----------------      ----------------
Decrease in net assets
  from distribution ................              -                  -                     -
                                      --------------   ----------------      ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .......     49,982,453         12,227,403           161,507,636
                                      --------------   ----------------      ----------------
Net increase in net assets .........     77,884,850          9,294,608           233,935,360

NET ASSETS
Beginning of period ................     21,124,123         11,829,515                     -
                                      --------------   ----------------      ----------------
End of period ......................    $99,008,973        $21,124,123          $233,935,360
                                      ==============   ================      ================
Undistributed net investment loss ..              -           $(41,813)              $(2,867)
                                      ==============   ================      ================

See Notes to Financial Statements             www.americancentury.com        41

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management company. International Growth Fund (International Growth),
International Discovery Fund (International Discovery), Emerging Markets Fund
(Emerging Markets) and Global Growth Fund (Global Growth) (the funds) are the funds currently issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets.
International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares:
the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the
Institutional Class and Advisor Class for Emerging Markets commenced on January
28, 1999 and May 12, 1999, respectively. Global Growth's inception date and commencement of the Investor Class was December 1, 1998. Sale of the Advisor
Class for Global Growth commenced on February 5, 1999. Sale of the Institutional
Class for Global Growth had not commenced as of November 30, 1999.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of their securities. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax reduces the net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

42    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    On December 17, 1999, International Growth and Discovery declared and paid a distribution to shareholders of record on that date. The distributions from net investment income in International Growth were $0.0053 and $0.0328 for the
Investor and Institutional Classes, respectively. The distribution from net realized gains on investments was $0.6901 for the Investor and Institutional
Classes of International Growth. The distribution from net realized gains on investments was $0.6626 for the Advisor Class of International Growth. The
distribution from net realized gains on investments was $0.8052 for the Investor and Institutional Classes of Discovery. The distribution from net realized gains on investments was $0.7643 for the Advisor Class of Discovery.

    At November 30, 1999, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of $864,075 (expiring in 2005 through 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

   The annual management fee for each class of International Growth is as follows:

                                INVESTOR          ADVISOR        INSTITUTIONAL
                                 CLASS             CLASS             CLASS
FUND AVERAGE NET ASSETS
First $1 billion ..............  1.50%             1.25%             1.30%
Of the next $1 billion ........  1.20%             0.95%             1.00%
Over $2 billion ...............  1.10%             0.85%             0.90%

   The annual management fee for each class of International Discovery is as follows:

                                INVESTOR          ADVISOR        INSTITUTIONAL
                                 CLASS             CLASS             CLASS
FUND AVERAGE NET ASSETS
First $500 million ............  1.75%             1.50%             1.55%
Of the next $500 million ......  1.40%             1.15%             1.20%
Over $1 billion ...............  1.20%             0.95%             1.00%

   The annual management fee for each class of Emerging Markets is as follows:

                                INVESTOR          ADVISOR        INSTITUTIONAL
                                 CLASS             CLASS             CLASS
FUND AVERAGE NET ASSETS
First $500 million ............  2.00%             1.75%             1.80%
Of the next $500 million ......  1.50%             1.25%             1.30%
Over $1 billion ...............  1.25%             1.00%             1.05%

                                              www.americancentury.com        43

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

   The annual management fee for each class of Global Growth is as follows:

                                INVESTOR          ADVISOR        INSTITUTIONAL
                                 CLASS             CLASS             CLASS
FUND AVERAGE NET ASSETS
First $1 billion ..............  1.30%             1.05%             1.10%
Of the next $1 billion ........  1.15%             0.90%             0.95%
Over $2 billion ...............  1.05%             0.80%             0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the period ended November 30, 1999, were $179,544, $110, $240, and $230 for
International Growth, International Discovery, Emerging Markets and Global
Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended
November 30, 1999, were as follows:

                       INTERNATIONAL     INTERNATIONAL      EMERGING         GLOBAL
                          GROWTH           DISCOVERY         MARKETS         GROWTH

Purchases ............$3,635,905,978    $1,272,535,098    $138,003,681    $322,876,256

Proceeds from sales ..$3,405,014,428    $1,102,558,882     $88,602,248    $170,039,802

  On November 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                       INTERNATIONAL     INTERNATIONAL      EMERGING         GLOBAL
                          GROWTH           DISCOVERY         MARKETS         GROWTH

Appreciation .........$1,385,872,085     $666,189,527     $26,305,826      $61,872,746
Depreciation .........   (21,278,245)     (15,860,058)     (1,148,991)      (1,441,733)
                      ---------------    -------------    ------------    -------------
Net ..................$1,364,593,840     $650,329,469     $25,156,835      $60,431,013
                      ===============    =============    ============    =============
Federal Tax Cost .....$2,547,460,041     $929,940,526     $72,769,232     $175,778,968
                      ===============    =============    ============    =============

44        1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                   INTERNATIONAL GROWTH             INTERNATIONAL DISCOVERY
                                                  SHARES           AMOUNT            SHARES          AMOUNT

INVESTOR CLASS
Shares Authorized ...........................   400,000,000                       220,000,000
                                             ===============                    ==============
Year ended November 30, 1999
Sold ........................................   320,764,742    $3,280,242,016      37,751,725    $438,698,645
Issued in reinvestment of distributions .....     4,146,364        38,366,368         292,628       2,684,210
Redeemed ....................................  (305,139,555)   (3,152,772,929)    (29,960,277)   (326,355,890)
                                             ---------------  ----------------  --------------  --------------
Net increase ................................    19,771,551   $   165,835,455       8,084,076    $115,026,965
                                             ---------------  ----------------  --------------  --------------
Year ended November 30, 1998
Sold ........................................   338,695,442    $3,150,048,946      39,468,455    $378,281,301
Issued in reinvestment of distributions .....    29,659,031       237,081,794       4,246,933      33,877,525
Redeemed ....................................  (291,295,313)   (2,728,685,938)    (32,494,579)   (295,297,992)
                                             ---------------  ----------------  --------------  --------------
Net increase ................................    77,059,160    $  658,444,802      11,220,809    $116,860,834
                                             ===============  ================  ==============  ==============

ADVISOR CLASS
Shares Authorized ...........................    50,000,000                        10,000,000
                                             ===============                    ==============
Year ended November 30, 1999
Sold ........................................     5,155,871       $53,457,122           8,912        $104,046
Issued in reinvestment of distributions .....        38,171           353,152               4              40
Redeemed ....................................    (2,817,059)      (29,357,675)         (6,328)        (72,345)
                                             ---------------  ----------------  --------------  --------------
Net increase ................................     2,376,983       $24,452,599           2,588       $  31,741
                                             ===============  ================  ==============  ==============
Year ended November 30, 1998(1)
Sold ........................................     1,970,051       $18,561,418           1,162         $11,734
Issued in reinvestment of distributions .....       166,517         1,330,469               -               -
Redeemed ....................................      (785,223)       (7,325,105)              -               -
                                             ---------------  ----------------  --------------  --------------
Net increase ................................     1,351,345       $12,566,782           1,162         $11,734
                                             ===============  ================  ==============  ==============

INSTITUTIONAL CLASS
Shares Authorized ...........................    50,000,000                        25,000,000
                                             ===============                    ==============
Year ended November 30, 1999
Sold ........................................    12,801,865      $138,336,765       9,013,271     $98,171,153
Issued in reinvestment of distributions .....        28,963           267,978          24,968         229,210
Redeemed ....................................    (4,174,309)      (43,726,819)     (3,673,179)    (42,465,793)
                                             ---------------  ----------------  --------------  --------------
Net increase ................................     8,656,519     $  94,877,924       5,365,060     $55,934,570
                                             ===============  ================  ==============  ==============
Year ended November 30, 1998(2)
Sold ........................................     4,437,498       $42,547,908       8,496,060     $81,509,088
Issued in reinvestment of distributions .....       318,681         2,546,259               -               -
Redeemed ....................................    (5,337,650)      (49,430,423)     (1,906,808)    (17,966,240)
                                             ---------------  ----------------  --------------  --------------
Net increase (decrease) .....................      (581,471)     $ (4,336,256)      6,589,252     $63,542,848
                                             ===============  ================  ==============  ==============

(1) April 28, 1998 (commencement of sale) through November 30, 1998 for
    International Discovery.

(2) January 2, 1998 (commencement of sale) through November 30, 1998 for
    International Discovery.

                                              www.americancentury.com        45

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      EMERGING MARKETS                   GLOBAL GROWTH
                                                  SHARES           AMOUNT            SHARES          AMOUNT
INVESTOR CLASS
Shares Authorized ..........................    50,000,000                        220,000,000
                                             ===============                    ==============
Year ended November 30, 1999
Sold .......................................    21,920,444       $99,527,279      38,263,860     $226,491,941
Redeemed ...................................   (13,316,046)      (59,675,593)    (10,178,444)     (65,070,655)
                                             ---------------  ----------------  --------------  --------------
Net increase ...............................     8,604,398       $39,851,686      28,085,416     $161,421,286
                                             ===============  ================  ==============  ==============
Year ended November 30, 1998
Sold .......................................    11,437,641       $43,805,177               -                -
Redeemed ...................................    (8,239,183)      (31,577,774)              -                -
                                             ---------------  ----------------  --------------  --------------
Net increase ...............................     3,198,458       $12,227,403               -                -
                                             ===============  ================  ==============  ==============

ADVISOR CLASS
Shares Authorized ..........................     12,500,000                        25,000,000
                                             ===============                    ==============
Year ended November 30, 1999(1)
Sold .......................................        69,598          $328,016           14,744         $93,484
Redeemed ...................................       (44,198)         (203,661)          (1,220)         (7,134)
                                             ---------------  ----------------  --------------  --------------
Net increase ...............................        25,400          $124,355           13,524         $86,350
                                             ===============  ================  ==============  ==============

INSTITUTIONAL CLASS
Shares Authorized ..........................    12,500,000                         25,000,000
                                             ===============                    ==============
Year ended November 30, 1999(2)
Sold .......................................     2,933,695        $10,006,412
                                             ===============  ================

(1) May 12, 1999 (commencement of sale) through November 30, 1999 for Emerging
    Markets and February 5, 1999 (commencement of sale) through November 30,
    1999 for Global Growth.

(2) January 28, 1999 (commencement of sale) through November 30, 1999 for
    Emerging Markets.

46    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. Effective December 21, 1999, borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through November 30, 1999.

                                                  www.americancentury.com    47

International Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                Investor Class

                                              1999          1998          1997         1996          1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ....    $9.25         $9.22         $8.73        $7.51         $7.47
                                         -----------  -----------  ------------  -----------   ------------
Income From Investment Operations
  Net Investment Income (Loss) .......... (0.01)(1)       0.03(1)          -(2)    (0.01)(1)         0.01
  Net Realized and Unrealized Gain on
  Investment Transactions ...............     3.95          1.31          1.41         1.24          0.40
                                         -----------  -----------  ------------  -----------   ------------
  Total From Investment Operations ......     3.94          1.34          1.41         1.23          0.41
                                         -----------  -----------  ------------  -----------   ------------
Distributions
  From Net Investment Income ............    (0.02)        (0.03)            -        (0.01)            -
  From Net Realized Gains on
  Investment Transactions ...............    (0.15)        (1.28)        (0.92)           -         (0.37)
                                         -----------  -----------  ------------  -----------   ------------
  Total Distributions ...................    (0.17)        (1.31)        (0.92)       (0.01)        (0.37)
                                         -----------  -----------  ------------  -----------   ------------
Net Asset Value, End of Period ..........   $13.02         $9.25         $9.22        $8.73         $7.51
                                         ===========  ===========  ============  ===========   ============
  Total Return(3) .......................   43.22%        16.74%        18.12%       16.35%          5.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................    1.27%         1.33%      1.38%(4)     1.65%(4)          1.77%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ..........  (0.06)%         0.33%         0.04%      (0.07)%          0.25%
Portfolio Turnover Rate .................     117%          190%          163%         158%           169%
Net Assets, End of Period
  (in thousands) .......................$3,701,903    $2,448,162    $1,728,617   $1,342,608     $1,210,442

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4) American Century Investment Manangement, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended
    November 30, 1997 and November 30, 1996, respectively.

48        1-800-345-2021                      See Notes to Financial Statements

International Growth--Financial Highlights
--------------------------------------------------------------------------------

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                       Advisor Class

                                                      1999          1998         1997         1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............    $9.24         $9.20        $8.72          $8.41
                                                 ----------    ----------   ----------    -----------
Income From Investment Operations
  Net Investment Income (Loss) .................. (0.04)(2)       -(2)(3)       (0.03)      (0.01)(2)
  Net Realized and Unrealized
  Gain on Investment Transactions ...............     3.94          1.33         1.43           0.32
                                                 ----------    ----------   ----------    -----------
  Total From Investment Operations ..............     3.90          1.33         1.40           0.31
                                                 ----------    ----------   ----------    -----------
Distributions
  From Net Investment Income ....................      -(3)        (0.01)           -              -
  From Net Realized Gains
  on Investment Transactions ....................    (0.15)        (1.28)       (0.92)             -
                                                 ----------    ----------   ----------    -----------
  Total Distributions ...........................    (0.15)        (1.29)       (0.92)             -
                                                 ----------    ----------   ----------    -----------
Net Asset Value, End of Period ..................   $12.99         $9.24        $9.20          $8.72
                                                 ==========    ==========   ==========   ============
  Total Return(4) ...............................    42.86%        16.58%       17.97%          3.69%
                                                 ==========    ==========   ==========   ============

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................     1.52%         1.58%       1.63%        1.67%(5)
Ratio of Net Investment
  Income (Loss) to Average Net Assets ...........   (0.31)%         0.08%     (0.21)%      (0.76)%(5)
Portfolio Turnover Rate .........................      117%          190%        163%            158%
Net Assets, End of Period
  (in thousands) ................................   $61,317       $21,635      $9,111          $3,803

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements             www.americancentury.com        49

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                         Institutional Class
                                                    1999         1998      1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period .........   $9.28         $9.22       $9.26
                                               ---------  -----------  -----------
Income From Investment Operations
  Net Investment Income (Loss) ...............   -(2)(3)      0.05(3)        -(2)
  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions .....     3.96         1.32       (0.04)
                                               ---------  -----------  -----------
  Total From Investment Operations ...........     3.96         1.37       (0.04)
                                               ---------  -----------  -----------
Distributions
  From Net Investment Income .................   (0.04)        (0.03)          -
  From Net Realized Gains on
  Investment Transactions ....................   (0.15)        (1.28)          -
                                               ---------  -----------  -----------
  Total Distributions ........................   (0.19)        (1.31)          -
                                               ---------  -----------  -----------
Net Asset Value, End of Period ...............   $13.05        $9.28       $9.22
                                               =========  ===========  ===========
  Total Return(4) ............................   43.40%       17.14%       (0.43)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......................    1.07%        1.13%     1.18%(5)
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...............    0.14%        0.53%   (0.53)%(5)
Portfolio Turnover Rate ......................     117%         190%         163%
Net Assets, End of Period
  (in thousands) ............................. $132,031      $13,562      $18,846

(1) November 20, 1997 (commencement of sale) through November 30, 1997.

(2) Per-share amount was less than $0.005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

50        1-800-345-2021                       See Notes to Financial Statements

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                          FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                                       Investor
                                             1999          1998          1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ....    $9.24        $8.54         $7.60       $5.70         $5.39
                                         ----------    ---------     ---------    ---------    ---------
Income From Investment Operations
  Net Investment Income (Loss) .......... (0.07)(1)    (0.03)(1)        (0.03)    (0.02)(1)         0.03
  Net Realized and Unrealized Gain on
  Investment Transactions ...............     6.06         1.22          1.31         1.95         0.28
                                         ----------    ---------     ---------    ---------    ---------
  Total From Investment Operations ......     5.99         1.19          1.28         1.93         0.31
                                         ----------    ---------     ---------    ---------    ---------
Distributions
  From Net Investment Income ............        -        (0.02)        (0.02)       (0.01)           -
  In Excess of Net Investment Income ....        -            -             -        (0.02)           -
  From Net Realized Gains on
  Investment Transactions ...............    (0.03)       (0.47)        (0.32)           -            -
                                         ----------    ---------     ---------    ---------    ---------
  Total Distributions ...................    (0.03)       (0.49)        (0.34)       (0.03)           -
                                         ----------    ---------     ---------    ---------    ---------
Net Asset Value, End of Period ..........   $15.20        $9.24         $8.54        $7.60        $5.70
                                         ==========    =========     =========    =========    =========
  Total Return(2) .......................    65.12%       14.79%        17.76%       34.06%        5.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
Net Assets ..............................    1.55%         1.64%      1.70%(3)     1.88%(3)        2.00%
Ratio of Net Investment
  Income (Loss) to Average
Net Assets ..............................  (0.65)%       (0.36)%      (0.37)%       (0.31)%        0.27%
Portfolio Turnover Rate .................     110%          178%         146%          130%         168%
Net Assets, End of Period
  (in thousands) .......................$1,408,624      $781,551     $626,327      $377,128     $114,579

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3) American Century Investment Manangement, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended
    November 30, 1997 and November 30, 1996, respectively.

See Notes to Financial Statements                 www.americancentury.com    51

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                 Advisor Class
                                                             1999          1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................     $9.22          $10.10
                                                        ------------    ----------
Income From Investment Operations
  Net Investment Loss(2) ..............................     (0.07)         (0.02)
  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions ..............      6.02          (0.86)
                                                        ------------    ----------
  Total From Investment Operations ....................      5.95          (0.88)
                                                        ------------    ----------
Distributions
  From Net Realized Gains on
  Investment Transactions .............................     (0.03)              -
                                                        ------------    ----------
  Total Distributions .................................     (0.03)              -
                                                        ------------    ----------
Net Asset Value, End of Period ........................     $15.14          $9.22
                                                        ============    ==========
  Total Return(3) .....................................     64.82%        (8.71)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............................      1.80%       1.89%(4)
Ratio of Net Investment Loss
  to Average Net Assets ...............................    (0.90)%     (0.60)%(4)
Portfolio Turnover Rate ...............................       110%           178%
Net Assets, End of Period .............................    $56,791        $10,708

(1) April 28, 1998 (commencement of sale) through November 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

52        1-800-345-2021                      See Notes to Financial Statements

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Institutional Class
                                                        1999            1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............    $9.25             $8.18
                                                   -----------      -----------
Income From Investment Operations
  Net Investment Loss(2) ..........................    (0.04)               -
  Net Realized and Unrealized
  Gain on Investment Transactions .................     6.06              1.07
                                                   -----------      -----------
  Total From Investment Operations ................     6.02              1.07
                                                   -----------      -----------
Distributions
  From Net Realized Gains
  on Investment Transactions ......................    (0.03)               -
                                                   -----------      -----------
  Total Distributions .............................    (0.03)               -
                                                   -----------      -----------
Net Asset Value, End of Period ....................   $15.24             $9.25
                                                   ===========      ===========
  Total Return(3) .................................    65.37%            13.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................     1.35%          1.44%(4)
Ratio of Net Investment Loss
  to Average Net Assets ...........................   (0.45)%              -(4)
Portfolio Turnover Rate ...........................      110%              178%
Net Assets, End of Period
  (in thousands) ..................................  $182,222           $60,918

(1) January 2, 1998 (commencement of sale) through November 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements             www.americancentury.com        53

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                         Investor Class
                                                1999          1998             1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......    $3.49           $4.15           $5.00
                                           -----------     -----------     -----------
Income From Investment Operations
  Net Investment Loss(2) ..................    (0.01)            -(3)          (0.01)
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .......     2.14           (0.66)          (0.84)
                                           -----------     -----------     -----------
  Total From Investment Operations ........     2.13           (0.66)          (0.85)
                                           -----------     -----------     -----------
Net Asset Value, End of Period ............    $5.62           $3.49           $4.15
                                           ===========     ===========     ===========
  Total Return(4) .........................    61.03%         (15.90)%       (17.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................     2.00%            2.00%       2.00%(5)
Ratio of Net Investment Loss
  to Average Net Assets ...................   (0.33)%          (0.03)%     (0.74)%(5)
Portfolio Turnover Rate ...................      168%             270%            36%
Net Assets, End of Period
  (in thousands) ..........................   $82,359          $21,124        $11,830

(1) September 30, 1997 (inception) through November 30, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

54        1-800-345-2021                      See Notes to Financial Statements

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Advisor Class
                                                                     1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................      $4.44
                                                                  -------------
Income From Investment Operations
  Net Realized and Unrealized Gain on
  Investment Transactions .......................................       1.17
                                                                  -------------
  Total From Investment Operations ..............................       1.17
                                                                  -------------
Net Asset Value, End of Period ..................................      $5.61
                                                                  =============
  Total Return(2) ...............................................      26.35%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............    2.25%(3)
Ratio of Net Investment Income to Average Net Assets ............    0.02%(3)
Portfolio Turnover Rate .........................................        168%
Net Assets, End of Period .......................................    $142,544

(1) May 12, 1999 (commencement of sale) through November 30, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements             www.americancentury.com        55

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                    Institutional Class
                                                            1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ................        $3.39
                                                     ---------------
Income From Investment Operations
  Net Realized and Unrealized
  Gain on Investment Transactions ...................         2.24
                                                     ---------------
  Total From Investment Operations ..................         2.24
                                                     ---------------
Net Asset Value, End of Period ......................        $5.63
                                                     ===============
  Total Return(2) ...................................        66.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...      1.80%(3)
Ratio of Net Investment Loss to Average Net Assets ..    (0.05)%(3)
Portfolio Turnover Rate .............................          168%

Net Assets, End of Period (in thousands) ............       $16,507

(1) January 28, 1999 (commencement of sale) through November 30, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

56        1-800-345-2021                      See Notes to Financial Statements

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED NOVEMBER 30

                                                                 Investor Class
                                                                       1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................      $5.00
                                                                  -------------
Income From Investment Operations
  Net Investment Loss(2) ........................................      (0.01)
  Net Realized and Unrealized
  Gain on Investment Transactions ...............................       3.34
                                                                  -------------
  Total From Investment Operations ..............................       3.33
                                                                  -------------
Net Asset Value, End of Period ..................................      $8.33
                                                                  =============
  Total Return(3) ...............................................      66.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............       1.30%
Ratio of Net Investment Loss to Average Net Assets ..............     (0.20)%
Portfolio Turnover Rate .........................................        133%

Net Assets, End of Period (in thousands) ........................    $233,823

(1) December 1, 1998 (inception) through November 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                 www.americancentury.com    57

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                     1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................       $5.58
                                                                ---------------
Income From Investment Operations
  Net Investment Loss(2) .......................................       (0.03)
  Net Realized and Unrealized Gain
  on Investment Transactions ...................................        2.76
                                                                ---------------
  Total From Investment Operations .............................        2.73
                                                                ---------------
Net Asset Value, End of Period .................................       $8.31
                                                                ===============
  Total Return(3) ..............................................       48.92%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............     1.55%(4)
Ratio of Net Investment Loss to Average Net Assets .............   (0.40)%(4)
Portfolio Turnover Rate ........................................         133%
Net Assets, End of Period ......................................     $112,446

(1) February 5, 1999 (commencement of sale) through November 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

58        1-800-345-2021                      See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Growth Fund,
International Discovery Fund, Emerging Markets Fund and Global Growth Fund,
(collectively the "Funds"), comprising American Century World Mutual
Funds, Inc., as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years (one year for Global Growth Fund) in the period then ended, and the financial highlights the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November
30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial positions of
International Growth Fund, International Discovery Fund, Emerging Markets Fund
and Global Growth Fund as of November 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years (one year for Global Growth Fund) in the period then ended, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 12, 2000

                                                  www.americancentury.com    59

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor
Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

60    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one
"star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment Policies:

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies. To enable the fund to maintain its emphasis on smaller growth companies, the fund will close to new investors on January 28,
2000. We will continue to accept investments into existing accounts after that date. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries and also may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or
International Discovery.

     GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily located in developed countries.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S.
dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the
U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the

[right margin]

PORTFOLIO MANAGERS

International Growth
       HENRIK STRABO
       MARK KOPINSKI

International Discovery
       HENRIK STRABO
       MARK KOPINSKI
       BRIAN BRADY

Emerging Markets
       MARK KOPINSKI
       MIKE DONNELLY, CFA

Global Growth
       HENRIK STRABO
       BRADLEY AMOILS

                                                  www.americancentury.com    61

Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices,
MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING
LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

     The MSCI WORLD FREE INDEX represents the performance of stocks in 22 developed market countries (including the United States) available for purchase by global investors.

62    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 48-58.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    63

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time.
Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

64    1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Tax-Managed Value
Strategic Allocation:            Income & Growth
   Moderate                      Value
Strategic Allocation:            Large Cap Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

Veedot(SM)                       Global Gold              Emerging Markets
New Opportunities                                         International Discovery
Giftrust(reg.tm)                                          International Growth
Vista
Heritage                                                  Global Growth
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY
                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                    BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

0001         Funds Distributor, Inc. is the distributor for American Century funds
SH-ANN-18893